1933 Act File No. 33-45973
                                                      1940 Act File No. 811-6576

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              X

    Pre-Effective Amendment No.         ....................

    Post-Effective Amendment No. _20_ ......................         X

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      X

    Amendment No.  21  .....................................         X

                             BT PYRAMID MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

            5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010
                    (Address of Principal Executive Offices)

                                 (412) 288-1900
                         (Registrant's Telephone Number)

Jay S. Neuman, Esquire              Copies to:  Burton M. Leibert, Esq.
Federated Investors Tower                       Willkie Farr & Gallagher
Pittsburgh, Pennsylvania 15222-3779             One Citicorp Center
(Name and Address of Agent for Service)         153 East 53rd Street
                                                New York, New York 10022


It is proposed that this filing will become effective
(check appropriate box)

[X] immediately upon filing pursuant to paragraph (b) [ ] on pursuant to paragraph (b) [ ] 60 days after filing pursuant to paragraph (a)(1) [ ] on
(date) pursuant to paragraph (a)(1) [ ] 75 days after filing pursuant to paragraph (a)(2) [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Cash Management Portfolio and Equity 500 Index Portfolio have also executed this Registration Statement.

                              CROSS-REFERENCE SHEET

      This Amendment to the Registration Statement of BT PYRAMID MUTUAL FUNDS, which is comprised of six Funds, relates only to the BT Investment Money Market Fund and BT Investment Equity 500 Index Fund, which are comprised of the following:



PART A.    INFORMATION REQUIRED IN A PROSPECTUS.

                                          Prospectus Heading
                                          (Rule 404(c) Cross Reference)

Item 1.     Cover Page....................Cover Page.
Item 2.     Synopsis......................Summary of Fund Expenses.
Item 3.     Condensed Financial
             Information..................Performance Information and Reports.
Item 4.     General Description of
             Registrant...................The Fund; Who May Invest; Investment
                                          Objective and Policies; Special
                                          Information Concerning the
                                          Master-Feeder Fund Structure; Risk
                                          Factors: Matching the Fund
                                          to Your Investment Needs.
Item 5.     Management of the Fund........Management of the Trust and the
                                          Portfolio;
Item 6.     Capital Stock and Other
             Securities...................Net Asset Value; Dividends,
                                          Distributions and Taxes.
Item 7.     Purchase of Securities Being
             Offered                      Purchase and Redemption of Shares
Item 8.     Redemption or Repurchase      Purchase and Redemption of Shares
Item 9.     Legal Proceedings             None.





PART B.    INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION.

Item 10.    Cover Page....................Cover Page.
Item 11.    Table of Contents.............Table of Contents.
Item 12.    General Information and
             History                      Organization of the Trust.
Item 13.    Investment Objectives and
             Policies                     Investment Objective, and Policies
Item 14.    Management of the Fund........Management of the Trust and Portfolio.
Item 15.    Control Persons and Principal
             Holders of Securities        Trustee Compensation Table.
Item 16.    Investment Advisory and Other
             Services                     Investment Adviser; Administrator.
Item 17.    Brokerage Allocation..........Portfolio Transactions and Brokerage
                                          Commissions.
Item 18.    Capital Stock and Other
             Securities                   Not Applicable.
Item 19.    Purchase, Redemption and
             Pricing of Securities Being
             Offered......................Valuation of Securities; Redemptions
                                          and Purchases in Kind.
Item 20.    Tax Status....................Taxation.
Item 21.    Underwriters                  Not applicable.
Item 22.    Calculation of Performance
             Data                         Performance Information.
Item 23.    Financial Statements..........Incorporated herein by reference to the Annual Report to shareholders of
                                          the Fund dated December 31, 1997
                                          pursuant to Rule 411 under the
                                          Securities Act of 1933
                                          (File Nos. 33-45973 and 811-6576).



                            oBT PYRAMID MUTUAL FUNDSo

                       BT INVESTMENT EQUITY 500 INDEX FUND

                                   PROSPECTUS

                                 APRIL 30, 1998

BT Pyramid Mutual Funds (the "Trust") is an open-end, management investment company (mutual fund) which consists of a number of separate investment funds.
The BT Investment Equity 500 Index Fund (the "Fund") is a separate series of the
Trust. The Fund seeks to match the performance of the stock market as represented by the Standard & Poor's Daily Stock Price Index of 500 Common
Stocks (the "S&P 500") before the deduction of expenses allocable to shares of the Fund and the Equity 500 Index Portfolio (the "Portfolio") (the "Expenses").
There is no assurance, however, that the Fund will be able to achieve its stated objective.

Please read this Prospectus carefully before investing and retain it for future reference. It contains important information about the Fund that you should know and can refer to in deciding whether the Fund's goals match your own.

A Statement of Additional Information ("SAI") with the same date has been filed with the Securities and Exchange Commission ("SEC"), and is incorporated herein by reference. You may request a free copy of the SAI or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling the Trust's Service Agent at 1-800-730-1313. The SAI, material incorporated by reference into this document, and other information regarding the Trust is maintained electronically with the SEC at Internet Web site
(http://www.sec.gov).

UNLIKE OTHER MUTUAL FUNDS, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY
INVESTING ALL OF ITS INVESTABLE ASSETS ("ASSETS") IN THE PORTFOLIO, A SEPARATE
INVESTMENT COMPANY WITH AN IDENTICAL INVESTMENT OBJECTIVE. THE INVESTMENT
PERFORMANCE OF THE FUND WILL CORRESPOND DIRECTLY TO THE INVESTMENT PERFORMANCE
OF THE PORTFOLIO. SEE "SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND
STRUCTURE" HEREIN.

BANKERS TRUST COMPANY ("BANKERS TRUST") IS THE INVESTMENT ADVISER (THE
"ADVISER") OF THE PORTFOLIO. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS
OF, OR GUARANTEED OR ENDORSED BY, BANKERS TRUST OR ANY OTHER BANKING OR
DEPOSITORY INSTITUTION. SHARES ARE NOT FEDERALLY GUARANTEED OR INSURED BY THE
FEDERAL DEPOSIT INSURANCE CORPORATION, THE U.S. GOVERNMENT, THE FEDERAL RESERVE
BOARD OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE
POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND
EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           EDGEWOOD SERVICES, INC.
          5800 CORPORATE DRIVEoPITTSBURGH, PENNSYLVANIAo15237-5829






TABLE OF CONTENTS

The Fund                3

Who May Invest          3

Summary of Fund Expenses      4

Financial Highlights          5

Investment Objective and Policies   6

Risk Factors: Matching the Fund to Your Investment Needs    8

Net Asset Value         10

Purchase and Redemption of Shares   10

Dividends, Distributions and Taxes  14

Performance Information and Reports 15

Management of the Trust and Portfolio     16






1

THE FUND

The Fund seeks to replicate as closely as possible (before deduction of Expenses) the total return of the Standard & Poor's 500 Composite Stock Price
Index (the "S&P 500"), an index emphasizing large-capitalization stocks. The
Fund will include the common stock of those companies included in the S&P 500, other than Bankers Trust Corporation, selected on the basis of computer generated statistical data, that are deemed representative of the industry diversification of the entire S&P 500. The Equity 500 Index Fund invests all of its Assets in the Equity 500 Index Portfolio.

The Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio, which has the same investment objective as the Fund.

WHO MAY INVEST

By itself, the Fund does not constitute a balanced investment plan. Investors should consider their investment objective and tolerance for risk when making an investment decision. When investors sell their Fund shares, they may be worth more or less than what they originally paid for them

The Fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially higher long-term returns. The
Portfolio invests for growth and does not pursue income. Over time, stocks, although more volatile, have shown greater growth potential than other types of securities. In the shorter-term, however, stock prices can fluctuate dramatically in response to market factors.





SUMMARY OF FUND EXPENSES

The following table provides (i) a summary of expenses relating to purchases and sales of the shares of the Fund and the annual operating expenses of the Fund and the expenses of the Portfolio , as a percentage of average net assets of the Fund; and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in the Fund. THE TRUSTEES OF THE TRUST BELIEVE THAT THE
AGGREGATE PER SHARE EXPENSES OF THE FUND AND THE PORTFOLIO WILL BE LESS THAN OR
APPROXIMATELY EQUAL TO THE EXPENSES WHICH THE FUND WOULD INCUR IF THE TRUST
RETAINED THE SERVICES OF AN INVESTMENT ADVISER AND THE ASSETS OF THE FUND WERE
INVESTED DIRECTLY IN THE TYPE OF SECURITIES BEING HELD BY THE PORTFOLIO.

ANNUAL OPERATING EXPENSES
(as a percentage of the average daily net assets of the Fund)

Investment advisory fee                                     0.05%

12b-1 fees                                            None

Other expenses (after reimbursements or waivers)                  0.20

Total operating expenses (after reimbursements or waivers)        0.25%

EXAMPLE                                   1 year 3 years     5 years   10 years

You would pay the following expenses for
each Fund on a $1,000 investment,
assuming: (1) 5% annual return and (2)
redemption at the end of each time
period                                    $3       $8           $14      $32

The expense table and the example above show the costs and expenses that an investor will bear directly or indirectly as a shareholder of the Fund. The expense table and the example reflect a voluntary undertaking, by Bankers Trust to waive or reimburse expenses such that the total operating expenses will not exceed 0.25% of the Fund's average net assets annually. In the absence of this undertaking, for the fiscal year ended December 31, 1997, the total operating expenses would have been equal to approximately 0.46% of the Fund's average net assets annually. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST
OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
Moreover, while each example assumes a 5% annual return, actual performance will vary and may result in a return greater or less than 5%.

The Fund is distributed by Edgewood Services, Inc. ("Edgewood" or the
"Distributor") to investors including customers of Bankers Trust or to customers of another bank, dealer or other financial intermediary that has a sub-shareholder servicing agreement with Bankers Trust (along with Bankers
Trust, a "Service Agent"). Some Service Agents may impose certain conditions on their customers in addition to or different from those imposed by the Fund and may charge their customers a direct fee for their services. Each Service Agent has agreed to transmit to shareholders who are its customers appropriate disclosures of any fees that it may charge them directly.

For more information with respect to the expenses of the Fund and the Portfolio see "Management of the Trust and Portfolio" herein.





The following table shows selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the Fund for each period indicated and has been audited by Coopers & Lybrand
L.L.P., the Fund's independent accountants, whose report thereon appears in the Fund's Annual Report which is incorporated by reference to the Fund's SAI.

                                                                                    December 31, 1992
                                                      For the Year ended December 31,     (Commencement
                                                      1997  1996  1995  1994  1993  of Operations)

PER SHARE OPERATING PERFORMANCE:

Net Asset Value, Beginning of Period       $99.06      $82.92      $62.16      $63.42     $60.00      $60.00

INCOME FROM INVESTMENT OPERATIONS
      Net Investment Income                1.81        1.80        1.74          1.32       1.44      ------
      Net Realized and Unrealized Gain on
          Investment Transactions         30.59        16.98      21.18         (0.60)      4.26      ------

Total from Investment Operations          32.40        18.78      22.92          0.72       5.70      ------

DISTRIBUTIONS TO SHAREHOLDERS

      Net Investment Income               (1.78)      (1.80)      (1.74)      (1.32)       (1.44)      ------

      Net Realized Gain from Investment
          Transactions                    (4.73)      (0.84)      (0.42)      (0.66)       (0.84)      ------

TOTAL DISTRIBUTIONS                       (6.51)      (2.64)      (2.16)      (1.98)       (2.28)      ------

NET ASSET VALUE, END OF PERIOD           $124.95     $99.06      $82.92      62.16         $63.42      $60.00

TOTAL INVESTMENT RETURN                   33.02%      22.83%      37.15%      1.15%         9.53%      ------

SUPPLEMENTAL DATA AND RATIOS:

      Net Assets, End of
          Period (000s omitted)        $637,401    $451,762    $277,140    $181,898        $1,835        $100
      Ratios to Average Net Assets:
      Net Investment Income 1.59% 2.05% 2.38% 2.68% 2.53% ----- Expenses,
      including expenses of the Equity 500 Index Portfolio 0.25% 0.25% 0.25%
      0.25% 0.25% ----- Decrease Reflected in Above Expense Ration Due to
      Absorption of
       Expenses by Bankers Trust       0.21%      0.22%           0.23%     0.29%         1.82%          -----



* Per share amounts for all years have been restated to reflect 1:6 reverse stock split effective September 4, 1997.

Further information about a Fund's performance is contained in the Fund's Annual Report, dated December 31, 1997, which can be obtained free of charge.

INVESTMENT OBJECTIVE AND POLICIES

The Fund seeks to provide investment results that, before Expenses, correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the S&P
500. The Fund offers investors a convenient means of diversifying their holdings of common stocks while relieving those investors of the administrative burdens typically associated with purchasing and holding these instruments.

The Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio, which has the same investment objective as the Fund. There can be no assurances that the investment objective of either the Fund or the Portfolio will be achieved. The investment objective of the Fund and the Portfolio is not a fundamental policy and may be changed upon notice to but without the approval of the Fund's shareholders or the Portfolio's investors, respectively. See "Special Information Concerning Master-Feeder Fund Structure" herein.

Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments and investment policies of the Portfolio. Additional information about the investment policies of the Portfolio appears in the SAI.

EQUITY 500 INDEX PORTFOLIO

The Portfolio is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Portfolio, utilizing a "passive" or "indexing" investment approach, attempts to replicate, before expenses, the performance of the S&P 500. There is no assurance the Portfolio will achieve its investment objective.

Under normal conditions when the Portfolio's assets are above $10 million, the Portfolio will invest at least 80% of its assets in common stocks of companies which compose the S&P 500. In seeking to duplicate the performance of the S&P 500, Bankers Trust, the Portfolio's investment adviser, will attempt over time to allocate the Portfolio's investments among common stocks in approximately the same weightings as the S&P 500, beginning with the heaviest-weighted stocks that make up a larger portion of the Index's value. Over the long term, Bankers Trust seeks a correlation between the performance of the Portfolio, before expenses, and that of the S&P 500 of 0.98 or better (0.95 or better if Portfolio asset levels are below $10 million). A figure of 1.00 would indicate perfect correlation. In the unlikely event that the targeted correlation is not achieved, the Portfolio's Board of Trustees will consider alternative structures.

The Adviser utilizes a two-stage sampling approach in seeking to obtain its objective. Stage one, which encompasses large cap stocks, maintains the stock holdings at or near their benchmark weights. Large capitalization stocks are defined as those securities which represent 0.10% or more of the index. In stage two, smaller stocks are analyzed and selected using risk characteristics and industry weights in order to match the sector and risk characteristics of the smaller companies in the S&P 500. This approach helps to maximize portfolio liquidity while minimizing costs.

Bankers Trust generally will seek to match the composition of the S&P 500 but usually will not invest the Portfolio's stock portfolio to mirror the Index exactly. Because of the difficulty and expense of executing relatively small stock transactions, the Portfolio may not always be invested in the less heavily weighted S&P 500 stocks, and may at times have its portfolio weighted differently from the S&P 500, particularly if the Portfolio has a low level of assets. When the Portfolio's size is greater, Bankers Trust expects to purchase more of the stocks in the S&P 500 and to match the relative weighting of the S&P 500 more closely, and anticipates that the Portfolio will be able to mirror, before expenses, the performance of the S&P 500 with little variance at asset levels of $10 million or more. In addition, the Portfolio may omit or remove any S&P 500 stock from the Portfolio if, following objective criteria, Bankers Trust judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. Bankers Trust will not purchase the stock of Bankers Trust Corporation, which is included in the Index, and instead will overweight its holdings of companies engaged in similar businesses.

Under normal conditions, Bankers Trust will attempt to invest as much of the Portfolio's assets as is practical in common stocks included in the S&P 500. However, the Portfolio may maintain up to 20% of its assets in short-term debt securities and money market instruments hedged with stock index futures and options to meet redemption requests or to facilitate the investment in common stocks. See "Additional Information" for further information.

When the Portfolio has cash from new investments in the Portfolio or holds a portion of its assets in money market instruments, it may enter into stock index futures or options to attempt to increase its exposure to the stock market. Strategies the Portfolio could use to accomplish this include purchasing futures contracts, writing put options, and purchasing call options. When the Portfolio wishes to sell securities, because of shareholder redemptions or otherwise, it may use stock index futures or options thereon to hedge against market risk until the sale can be completed. These strategies could include selling futures contracts, writing call options, and purchasing put options.

Bankers Trust will choose among futures and options strategies based on its judgment of how best to meet the Portfolio's goals. In selecting futures and options, Bankers Trust will assess such factors as current and anticipated stock prices, relative liquidity and price levels in the options and futures markets compared to the securities markets, and the Portfolio's cash flow and cash management needs. If Bankers Trust judges these factors incorrectly, or if price changes in the Portfolio's futures and options positions are not well correlated with those of its other investments, the Portfolio could be hindered in the pursuit of its objective and could suffer losses. The Portfolio could also be exposed to risks if it could not close out its futures or options positions because of an illiquid secondary market.

SHORT-TERM INSTRUMENTS. The Portfolio intends to stay invested in the securities described above to the extent practical in light of its objective and long-term investment perspective. However, the Portfolio's assets may be invested in short-term instruments with remaining maturities of 397 days or less (or in money market mutual funds) to meet anticipated redemptions and expenses or for day-to-day operating purposes. Short-term instruments consist of: (i) short-term obligations of the U.S. government, its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated Aa or higher by Moody's Investors Service, Inc. ("Moody's") or AA or higher by Standard & Poor's ("S&P") or, if unrated, of comparable quality in the opinion of Bankers Trust; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and
(v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated Aa or higher by Moody's or AA or higher by S&P or outstanding commercial paper or bank obligations rated Prime-1 by Moody's or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of Bankers Trust.

ADDITIONAL INVESTMENT LIMITATIONS

As a diversified fund, no more than 5% of the assets of the Portfolio may be invested in the securities of one issuer (other than U.S. government securities), except that up to 25% of the Portfolio's assets may be invested without regard to this limitation. The Portfolio will not invest more than 25% of its assets in the securities of issuers in any one industry. In the unlikely event that the S&P 500 should concentrate to an extent greater than that amount, the Portfolio's ability to achieve its investment objective may be impaired. These are fundamental investment policies of the Portfolio which may not be changed without investor approval. No more than 15% of the Portfolio's net assets may be invested in illiquid or not readily marketable securities (including repurchase agreements and time deposits with remaining maturities of more than seven calendar days). Additional investment policies of the Portfolio are contained in the SAI.

ABOUT THE S&P 500 INDEX

The S&P 500 is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange Inc. (the "NYSE"). Stocks in the S&P 500 are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price). Bankers Trust believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general. The composition of the S&P 500 is determined by S&P and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time.

The Fund and the Portfolio are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Fund or the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund and the Portfolio particularly or the ability of the S&P 500 to track general stock market performance. S&P does not guarantee the accuracy and/or the completeness of the S&P 500 or any data included therein.

S&P makes no warranty, express or implied, as to the results to be obtained by the Fund or the Portfolio, owners of the Fund or the Portfolio, or any other person or entity from the use of the S&P 500 or any data included therein. S&P makes no express or implied warranties and hereby expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 or any data included therein.

For more complete information about the S&P 500, see the SAI.

RISK FACTORS: MATCHING THE FUND TO YOUR INVESTMENT NEEDS

By itself, the Fund does not constitute a balanced investment plan. The Fund is designed as a relatively low-cost means for investors to diversify their investment portfolios. As described above, the Portfolio invests in an index of securities that is representative of the stock market as a whole. While the performance of the S&P 500 has fluctuated considerably, the long-term performance of the S&P 500 has been greater than inflation. Thus, the Fund may make sense for you if you can afford to ride out changes in the stock market both favorable and unfavorable. The Fund's share price, yield and total return will fluctuate and your investment may be worth more or less than your original cost when you redeem your shares.

The ability of the Fund and the Portfolio to meet their investment objective depends to some extent on the cash flow experienced by the Fund and by the other investors in the Portfolio, since investments and redemptions by shareholders of the Fund will generally require the Portfolio to purchase or sell securities. Bankers Trust will make investment changes to accommodate cash flow in an attempt to maintain the similarity of the Portfolio to the S&P 500. You should also be aware that the performance of the S&P 500 is a hypothetical number which does not take into account brokerage commissions and other costs of investing, unlike the Portfolio which must bear these costs. Finally, since the Portfolio seeks to track the S&P 500, Bankers Trust generally will not attempt to judge the merits of any particular stock as an investment.

PORTFOLIO TURNOVER

The frequency of portfolio transactions -- the Portfolio's turnover rate -- will vary from year to year depending on market conditions and the Portfolio's cash flows. The Portfolio's annual turnover rate is not expected to exceed 100%. The Portfolio's turnover rates for the years ended December 31, 1997, and 1996, were 19% and 15%, respectively.

DERIVATIVES

The Portfolio may invest in stock index futures and options thereon which are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. The Adviser will only use derivatives for cash management purposes. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for the Portfolio.





SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE

Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust at 1-800-730-1313.

The master-feeder fund structure is relatively complex, so shareholders should carefully consider this investment approach.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing the Fund's shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Certain changes in the Portfolio's investment objective, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio.

The Fund's investment objective is not a fundamental policy and may be changed upon notice to but without the approval of the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is also not a fundamental policy. Shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Fund or the Portfolio. See "Investment Objective, Policies and Risks" for a description of the fundamental policies of the Portfolio that cannot be changed without approval by the holders of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio.

For descriptions of the investment objective, policies and restrictions of the Portfolio, see "Investment Objective and Policies" herein and in the SAI. For descriptions of the management and expenses of the Portfolio, see "Management of the Trust and Portfolio" herein and in the SAI.



NET ASSET VALUE

The net asset value ("NAV") per share of the Fund is calculated on each day on which the NYSE is open (each such day being a "Valuation Day"). The NYSE is currently open on each day, Monday through Friday, except (a) January 1st, Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the last Thursday in November) and December 25th; and (b) the preceding Friday or the subsequent Monday when one of the calendar determined holidays falls on a Saturday or Sunday, respectively.

The NAV per share of the Fund is calculated once on each Valuation Day as of the close of regular trading on the NYSE, which is currently 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing (the "Valuation Time"). The NAV per share of the Fund is computed by dividing the value of the Fund's Assets (I.E., the value of its investment in the Portfolio and other assets), less all liabilities, by the total number of its shares outstanding. The Portfolio's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method which the Portfolio's Board of Trustees believes accurately reflects fair value.

Under procedures adopted by the Board, a NAV for a Fund later determined to have been inaccurate for any reason will be recalculated. Purchases and redemptions made at a NAV determined to have been inaccurate will be adjusted, although in certain circumstances, such as where the difference between the original NAV and the recalculated NAV divided by the recalculated NAV is 0.005 (1/2 of 1%) or less or shareholder transactions are otherwise insubstantially affected, further action is not required.

PURCHASE AND REDEMPTION OF SHARES

HOW TO BUY SHARES

The Trust accepts purchase orders for shares of the Fund at the NAV per share next determined after the order is received on each Valuation Day. See "Net Asset Value" herein. Shares of the Fund may be available through Investment Professionals, such as broker/dealers and investment advisers (including Service Agents).

Purchase orders for shares of the Fund (including those purchased through a Service Agent) that are transmitted to the Trust's Transfer Agent (the "Transfer Agent"), prior to the Valuation Time on any Valuation Day will be effective at that day's Valuation Time. The Trust and Transfer Agent reserve the right to reject any purchase order.

Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to Bankers Trust as the Trust's custodian (the "Custodian") purchase payments by the following business day (trade date + 1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of Federal funds.

If orders are placed through an Investment Professional, it is the responsibility of the Investment Professional to transmit the order to buy shares to the Transfer Agent before 4:00 p.m. Eastern time.

The Transfer Agent must receive payment within one business day after an order for shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.

The Trust and Bankers Trust have authorized one or more brokers to accept on the Trust's behalf purchase and redemption orders for the Fund. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Transfer Agent will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's NAV next computed after it is accepted by an authorized broker or the broker's authorized designee.

Certificates for shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.

MINIMUM INVESTMENTS

TO OPEN AN ACCOUNT                              $2,500
For retirement accounts                         500
Through automatic investment plans              1,000

TO ADD TO AN ACCOUNT                            $250
For retirement accounts                               100
Through automatic investment plan                     100

MINIMUM BALANCE                                 $1,000
For retirement accounts                         None

IF YOU ARE NEW TO BT PYRAMID MUTUAL FUNDS, complete and sign an account application and mail it along with your check to the address listed below. If there is no account application accompanying this Prospectus, call the BT Service Center at 1-800-730-1313.

   BT Service Center
   P.O. Box 419210
   Kansas City, MO  64141-6210

Overnight mailings:

   BT Service Center
   210 West 10th Street, 8th Floor
   Kansas City, MO  64105-1716

IF YOU ALREADY HAVE MONEY INVESTED IN A FUND IN THE BT FAMILY OF FUNDS, you can:

o     Mail an account application with a check,
o     Wire money into your account,
o Open an account by exchanging from another fund in the BT Family of Funds, or
o Contact your Service Agent or Investment Professional.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Contact your Investment Professional or call BT Retirement Services Center at 1-800-730-1313 for more information and a retirement account application.

ADDITIONAL INFORMATION ABOUT BUYING SHARES

                  TO OPEN AN ACCOUNT                  TO ADD TO AN ACCOUNT

BY WIRE           Call the BT Service Center at       Call your Investment Professional
                  1-800-730-1313 to receive           or wire additional investment to:
                  wire instructions for account
                  establishment.

                                                ROUTING NO.:  021001033
                                                ATTN:  Bankers Trust/IFTC Deposit
                                                DDA NO.:  00-226-296
                                                FBO: (Account name)
                                                (Account number)
                                                CREDIT:  Fund Number
                                                BT Investment Equity 500 Index Fund - 462





                                                Specify the complete name of the
                                                Fund of your choice, and include
                                                your account number and your
                                                name.

BY PHONE          Contact your Service Agent,         Contact your Service Agent,
                  Investment Professional, or call          Investment Professional, or call
                  BT's Service Center at              BT's Service Center at
                  1-800-730-1313. If you are an       1-800-730-1313. If you are an
                  existing shareholder, you may             existing shareholder, you may
                  exchange from another BT            exchange from another BT
                  account with the same               account with the same registration,
                  registration, including, name,            including, name, address, and
                  address, and taxpayer ID number.    taxpayer ID number.

BY MAIL           Complete and sign the account             Make your check payable to the
                  application.  Make your check             complete name of the Fund of your
                  payable to the complete name of           choice. Indicate your Fund account
                  the Fund of your choice.  Mail to   number on your check and mail to
                  the appropriate address indicated   the address printed on your
                  on the application.                 account statement.




HOW TO SELL SHARES

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. Your shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the Shareholder's Service Agent. Redemption requests for shares of the Fund received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Shareholder Servicing Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. A Service Agent may on at least 30 days' notice involuntarily redeem a shareholder's account with the Fund having a balance below the minimum, but not if an account is below the minimum due to a change in market value. See "Minimum Investments" above for minimum balance amounts.

TO SELL SHARES IN A RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other eligible funds in the BT Family of Funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the BT Service Center at 1-800-730-1313.

IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR NON-RETIREMENT ACCOUNT SHARES, leave at least $1,000 worth of shares in the account to keep it open.

TO SELL SHARES BY BANK WIRE you will need to sign up for these services in advance when completing your account application.

CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE to protect you and Bankers Trust from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

o     Your account registration has changed within the last 30 days,
o The check is being mailed to a different address than the one on your account (record address), o The check is being made payable to someone other than the account owner, o The redemption proceeds are being transferred to a BT account with a different registration, or o You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

ADDITIONAL INFORMATION ABOUT SELLING SHARES

BY WIRE - You must sign up for the wire feature before using it. To verify that it is in place, call 1-800-730-1313. Minimum wire: $1,000. Your wire redemption request must be received by the Transfer Agent before 4:00 p.m. Eastern time for money to be wired on the next business day.

IN WRITING - Write a signed "letter of instruction" with your name, the Fund's name and Fund's number, your Fund account number, the dollar amount or number of Shares to be redeemed, and mail to one of the following addresses:

   BT Service Center
   P.O. Box 419210
   Kansas City, MO  64141-6210

Overnight mailings:

   BT Service Center
   210 West 10th Street, 8th Floor
   Kansas City, MO  64105-1716

For Trust accounts, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not on the account registration, provide a copy of the trust document certified within the last 60 days.

For a Business or Organization account, at least one person authorized by corporate resolution to act on the account must sign the letter. Unless otherwise instructed, the Transfer Agent will send a check to the account address of record. The Trust reserves the right to close investor accounts via 30 day notice in writing if the Fund account balance falls below the Fund minimums.

INVESTOR SERVICES

BT Pyramid Mutual Funds provides a variety of services to help you manage your account.

INFORMATION SERVICES

Statements and reports that your Investment Professional or the Transfer Agent may send to you include the following:

o Confirmation statements (after every transaction that affects your account balance, including distributions or your account registration) o Account statements (monthly) o Financial reports (every six months)

To reduce expenses, only one copy of most financial reports will be mailed, even if you have more than one account in the Fund. Call your Investment Professional or the BT Service Center at 1-800-730-1313 if you need additional copies of financial reports.

EXCHANGE PRIVILEGE

Shareholders may exchange their shares for shares of certain other funds in the BT Family of Funds registered in their state. The Fund reserves the right to terminate or modify the exchange privilege in the future. To make an exchange, follow the procedures indicated in "How to Buy Shares" and "How to Sell Shares" herein. Before making an exchange, please note the following:

o Call your Service Agent for information and a prospectus. Read the prospectus for relevant information.

o Your new account will have the identical account registration including the same name, address and taxpayer identification number as your existing account(s).

o Each exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Your Service Agent will receive a written confirmation of each exchange transaction.

Note that exchanges out of a Fund may be limited to four per calendar year and that they may have tax consequences for you.

SYSTEMATIC PROGRAMS

TO MOVE MONEY FROM YOUR BANK ACCOUNT TO BT PYRAMID MUTUAL FUNDS

MINIMUM           MINIMUM           FREQUENCY         SETTING UP OR CHANGING
INITIAL                 SUBSEQUENT

$1,000                  $100              Monthly, bimonthly,     For a new account, complete the
                                    quarterly or semi-      appropriate section
                                    annually          on the application.

                                                      For existing accounts,
                                                      call your Investment
                                                      Professional for an
                                                      application. To change the
                                                      amount or frequency of
                                                      your investment, contact
                                                      your Investment
                                                      Professional directly or
                                                      call 1-800-730-1313. Call
                                                      at least 10 business days
                                                      prior to your next
                                                      scheduled investment date.

SYSTEMATIC WITHDRAWAL PROGRAM lets you set up periodic redemptions from your account.

MINIMUM           FREQUENCY                     SETTING UP OR CHANGING

$100              Monthly, quarterly, semi-annually   To establish, call your Investment
                  or annually                         Professional or call 1-800-730-1313
                                                after your account is open. The
                                                accounts from which the
                                                withdrawals will be processed
                                                must have a minimum balance of
                                                $10,000, other than retirement
                                                accounts subject to required
                                                minimum distributions.

TAX-SAVING RETIREMENT PLANS

Retirement plans offer significant tax savings and are available to individuals, partnerships, small businesses, corporations, nonprofit organizations and other institutions. Contact Bankers Trust for further information. Bankers Trust can set up your new account in the Fund under a number of several tax-savings or tax-deferred plans. Minimums may differ from those listed elsewhere in this Prospectus.

     o INDIVIDUAL RETIREMENT ACCOUNTS (IRAS): personal savings plans that offer tax advantages for individuals to set aside money for retirement and allow new contributions of $2,000 per tax year.

o ROLLOVER IRAS: tax-deferred retirement accounts that retain the special tax advantages of lump sum distributions from qualified retirement plans and transferred IRA accounts.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DISTRIBUTIONS. The Fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are distributed quarterly. In addition, the Fund will distribute net capital gains, if any, at least annually and potentially semi-annually, if required, to remain in compliance with the applicable tax regulations. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund.

FEDERAL TAXES. The Fund intends to qualify as a regulated investment company, as defined in the Internal Revenue Code of 1986, as amended (the "Code"). Provided the Fund meets the requirements imposed by the Code and distributes all of its income and gains, the Fund will not pay any Federal income or excise taxes. The Portfolio will also not be required to pay any Federal income or excise taxes.

Distributions from the Fund's income and short-term capital gains are taxed as dividends, and long-term capital gain distributions are taxed as long-term capital gains. The Fund's distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. Distributions declared to shareholders of record in November and December and paid in January are taxable as if paid on December 31. The Fund will send each shareholder a tax statement by January 31 showing the tax status of the distributions received in the past year.

CAPITAL GAINS. You may realize a capital gain or loss when you redeem (sell) or exchange shares. Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.

"BUYING A DIVIDEND." On the ex-date for a distribution from income and/or capital gains, the Fund's share value is reduced by the amount of the distribution. If you buy shares just before the ex-date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

OTHER TAX INFORMATION. In addition to Federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. You should consult with your own tax adviser concerning the application of Federal, state and local taxes to your distributions from the Fund.

PERFORMANCE INFORMATION AND REPORTS

The Fund's performance may be used from time to time in advertisements, shareholder reports or other communications to shareholders or prospective shareholders. Performance information may include the Fund's investment results and/or comparisons to the Lipper S&P 500 Funds' Average, or other various unmanaged indices, such as the S&P 500, or results of other mutual funds or investment or savings vehicles. In addition, the Fund may compare various Portfolio characteristics such as beta, price earnings ratio and sector diversification to those of various unmanaged indices or other mutual funds or investment or savings vehicles. The Fund's investment results as used in such communications will be calculated on a yield or total rate of return basis in the manner set forth below. From time to time, fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc., Value Line and Morningstar, Inc.

The Trust may provide period and average annualized "total return" quotations for the Fund. The Fund's "total return" refers to the change in the value of an investment in the Fund over a stated period based on any change in NAV per share and including the value of any shares purchasable with any dividends or capital gains distributed during such period. Period total return may be annualized. An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gain distributions are reinvested. An annualized total return will be higher than a period total return if the period is shorter than one year, because of the compounding effect.

The Trust may provide annualized "yield" quotations for the Fund. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period shall be stated in any such advertisement or communications). This income is then annualized; that is, the amount generated by the investment over the period is assumed to be generated over a one-year period and is shown as a percentage of investment.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Portfolio and changes in the Fund's expenses. In addition, during certain periods for which total return or yields may be provided, Bankers Trust, as Adviser, Service Agent or Administrator, may have voluntarily agreed to waive portions of its fees on a month-to-month basis. Such waiver will have the effect of increasing the Fund's net income (and therefore its total return or yield) during the period such waivers are in effect.

Shareholders will receive financial reports semi-annually that include the Portfolio's financial statements, including a listing of investment securities held by the Portfolio at those dates. Annual reports are audited by independent accountants.

MANAGEMENT OF THE TRUST AND PORTFOLIO

BOARD OF TRUSTEES

The affairs of the Trust and the Portfolio are managed under the supervision of their respective Boards of Trustees. By virtue of the responsibilities assumed by Bankers Trust, the administrator of the Trust and Portfolio, neither the Trust nor the Portfolio requires employees other than its executive officers. None of the executive officers of the Trust or the Portfolio devotes full time to the affairs of the Trust or the Portfolio.

The Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees") of the Trust or of the Portfolio, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest, up to and including creating separate boards of trustees, arising from the fact that several of the same individuals are Trustees of the Trust and the Portfolio. For more information with respect to the Trustees of both the Trust and the Portfolio, see "Management of the Trust and Portfolio" in the SAI.

INVESTMENT ADVISER

The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio. The Portfolio has retained the services of Bankers Trust, as investment adviser. Mr. Frank Salerno, Managing Director of Bankers Trust, is responsible for the day-to-day management of the Portfolio. Mr. Salerno has been employed at Bankers Trust since 1981 and has managed the Portfolio's assets since the Portfolio commenced operations.

BANKERS TRUST COMPANY AND ITS AFFILIATES

Bankers Trust Company, a New York banking corporation with principal offices at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, is a wholly owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. As of December 31, 1997, Bankers Trust Corporation was the seventh largest bank holding company in the United States with total assets of over $100 billion. Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 90 offices in more than 50 countries. Investment management is a core business of Bankers Trust, built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers, with over $300 billion in assets under management globally. Of that total, approximately $148 billion are in U.S. equity index assets alone.

Bankers Trust has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. In the past, these clients have been serviced through separate account and commingled fund structures. Now, the BT Family of Funds brings Bankers Trust's extensive index fund investment management expertise -- once available to only the largest institutions in the U.S. -- to individual investors. Bankers Trust's officers have had extensive experience in managing investment portfolios having objectives similar to those of the Portfolio.

Bankers Trust, subject to the supervision and direction of the Board of Trustees of the Portfolio, manages the Portfolio in accordance with the Portfolio's investment objectives and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio. Bankers Trust may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist in its role as investment adviser. All orders for investment transactions on behalf of the Portfolio are placed by Bankers Trust with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents and customers of Bankers Trust.

Bankers Trust receives an investment advisory fee from the Portfolio, computed daily and paid monthly, at the annual rate of 0.075% of the average daily net assets of the Portfolio. Under certain circumstances Bankers Trust has agreed to pay fees to certain securities brokers, dealers and other entities that facilitate the sale of Fund shares, and in connection therewith provide administrative, shareholder, or distribution related services to the Fund or its shareholders. Fees paid to entities that administer mutual fund "supermarkets" may be higher than fees paid for other types of services.

Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Trust and the Portfolio described in this Prospectus and the SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

ADMINISTRATOR

Under its Administration and Services Agreement with the Trust, Bankers Trust calculates the NAV per share of the Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. The Administration and Services Agreement provides for the Trust to pay Bankers Trust a fee, computed daily and paid monthly, at the annual rate of 0.30% of the average daily net assets of the Fund.

Under an Administration and Services Agreement with the Portfolio, Bankers Trust calculates the value of the assets of the Portfolio and generally assists the Board of Trustees of the Portfolio in all aspects of the administration and operation of the Portfolio. For these services, the Portfolio pays Bankers Trust a fee, computed daily and paid monthly, equal to the lesser of 0.05% of the average daily net assets of the Portfolio or an amount that brings the total operating expenses of the Portfolio to 0.08% of the average daily net assets of the Portfolio. Under each Administration and Services Agreement, Bankers Trust may delegate one or more of its responsibilities to others, including Edgewood and its affiliates, at Bankers Trust's expense. For more information, see the SAI.

DISTRIBUTOR

     Edgewood Services, Inc. is the principal distributor for shares of the Fund. In addition, Edgewood and its affiliates provide the Trust with office facilities and currently provide administration and distribution services for other registered investment companies. The principal business address of Edgewood and its affiliates is 5800 Corporate Drive Pittsburgh, Pennsylvania 15237-5829.

SERVICE AGENT

All shareholders must be represented by a Service Agent. Bankers Trust acts as a Service Agent pursuant to its Administration and Services Agreement with the Trust and receives no additional compensation from the Fund for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by Bankers Trust from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreement with Bankers Trust, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

CUSTODIAN AND TRANSFER AGENT

Bankers Trust acts as Custodian of the assets of the Trust and the Portfolio and serves as the Transfer Agent for the Trust and the Portfolio under the Administration and Services Agreement with the Trust and the Portfolio.

ORGANIZATION OF THE TRUST

The Trust was organized on February 28, 1992 under the laws of the Commonwealth of Massachusetts. The Fund is a separate series of the Trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trust are offered through separate prospectuses. No series of shares has any preference over any other series.

The Trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of the Fund are not entitled to vote on Trust matters that do not affect the Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. As of April 1, 1998, Bankers Trust Company Customer 401(k), Columbus, Ohio, acting in various capacities for numerous accounts owned approximately 36.95% of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters as presented for a vote of shareholders.

The Portfolio, in which all the Assets of the Fund will be invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio.

Each series in the Trust will not be involved in any vote involving a Portfolio in which it does not invest its Assets. Shareholders of all of the series of the Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

EXPENSES OF THE FUND AND PORTFOLIO

The Fund bears its own expenses. Operating expenses for the Fund generally consist of all costs not specifically borne by Bankers Trust or Edgewood, including administration and services fees, fees for necessary professional services, amortization of organizational expenses, and costs associated with regulatory compliance and maintaining legal existence and shareholder relations. Bankers Trust and Edgewood have agreed to reimburse the Fund to the extent required by applicable state law for certain expenses that are described in the SAI. The Portfolio bears its own expenses. Operating expenses for the Portfolio generally consist of all costs not specifically borne by Bankers Trust or Edgewood, including investment advisory and administration and services fees, fees for necessary professional services, amortization of organizational expenses, the costs associated with regulatory compliance and maintaining legal existence and investor relations.

ADDITIONAL  INFORMATION

REPURCHASE AGREEMENTS. In a repurchase agreement the Portfolio buys a security and simultaneously agrees to sell it back at a higher price. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio could experience delays in recovering either its cash or selling the securities subject to the repurchase agreement. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Portfolio could experience a loss. In all cases, Bankers Trust must find the creditworthiness of the other party to the transaction satisfactory.

SECURITIES LENDING. The Portfolio is permitted to lend up to 30% of the total value of its securities. These loans must be secured continuously be cash or securities issued or guaranteed by the United States government, its agencies or instrumentalities or by a letter of credit at least equal to the market value of the securities loaned plus accrued income. By lending its securities, the Portfolio may increase its income by continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. During the term of the loan, a Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other organizations, the Portfolio is subject to risks which, like those associated with other extensions of credit, include delays in receiving additional collateral, in recovery should the borrower fail financially and possible loss of the collateral. Upon receipt of appropriate regulatory approval, cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliate) and Bankers Trust may serve as the Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no income accrues to the Portfolio until settlement takes place. The Portfolio segregates with the Custodian liquid securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged.

OPTIONS ON STOCK INDICES. The Portfolio may purchase and write put and call options on stock indices listed on stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.

Options on stock indices are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indices will be subject to Bankers Trust's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

FUTURES CONTRACTS ON STOCK INDICES. The Portfolio may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities ("Futures Contracts"). This investment technique is designed only to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio. A Futures Contract may also be entered into to close out or offset an existing futures position.

In general, each transaction in Futures Contracts involves the establishment of a position which will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

Although Futures Contracts would be entered into for cash management purposes only, such transactions do involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market being hedged, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in poorer overall performance than if a Futures Contract had not been entered into.

Brokerage costs will be incurred and "initial margin" will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written for the Portfolio. The Portfolio may not purchase or sell a Futures Contract (or options thereon) if immediately thereafter its margin deposits on its outstanding Futures Contracts (and its premium paid on outstanding options thereon) would exceed 5% of the market value of the Portfolio's total assets.

     OPTIONS ON FUTURES CONTRACTS. The Portfolio may invest in options on such Futures Contracts for similar purposes.

ASSET COVERAGE. The Portfolio will cover the Portfolio's transactions in futures and related options, as well as in when-issued and delayed delivery, as required under applicable interpretations of the SEC, either by owning the underlying securities or segregating with the Portfolio's Custodian liquid securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.

18
                                                        I

BT PYRAMID MUTUAL FUNDS

BT INVESTMENT EQUITY 500 INDEX FUND

INVESTMENT ADVISER OF THE PORTFOLIO AND ADMINISTRATOR
BANKERS TRUST COMPANY 130 Liberty Street    (One Bankers Trust Plaza) New York,
NY 10006

DISTRIBUTOR
EDGEWOOD SERVICES, INC.
Clearing Operations
P.O. Box 897
Pittsburgh, PA  15230-0897

CUSTODIAN AND TRANSFER AGENT
BANKERS TRUST COMPANY
130 Liberty Street
(One Bankers Trust Plaza)
New York, NY  10006

INDEPENDENT ACCOUNTANTS
COOPERS & LYBRAND L.L.P.
1100 Main Street, Suite 900
Kansas City, MO  64105

COUNSEL
WILLKIE FARR & GALLAGHER
153 East 53rd Street
New York, NY  10022



No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statements of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

Cusip #055847107
STA462300 (4/98)













                        STATEMENT OF ADDITIONAL INFORMATION

                               APRIL 30, 1998

BT PYRAMID MUTUAL FUNDS

O     BT INVESTMENT EQUITY 500 INDEX FUND

BT Pyramid Mutual Funds (the "Trust") is an open-end management investment company that offers investors a selection of investment portfolios, each having distinct investment objectives and policies. This Statement of Additional Information relates only to BT Investment Equity 500 Index Fund (the "Fund").

The Fund seeks to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the Standard & Poor's Daily Stock Price Index of 500 Common Stocks (the "S&P 500").

As described in the Prospectus, the Trust seeks to achieve the investment objective of the Fund by investing all the investable assets of the Fund in the Equity 500 Index Portfolio (the "Portfolio"), an open-end management investment company having the same investment objective as the Fund.

Shares of the Fund are sold by Edgewood Services, Inc. ("Edgewood"), the Trust's distributor, to clients and customers (including affiliates and correspondents) of Bankers Trust Company ("Bankers Trust"), the Portfolio's investment adviser ("Adviser"), and to clients and customers of other organizations.

The Trust's Prospectus for the Fund is dated April 30, 1998. The Prospectus provides the basic information investors should know before investing. This Statement of Additional Information ("SAI"), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectus. You may request a copy of a Prospectus or a paper copy of this SAI if you have received it electronically, free of charge by calling the Trust at the telephone number listed below or by contacting any Service Agent. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Fund's Prospectus.







                            BANKERS TRUST COMPANY

              INVESTMENT ADVISER OF THE PORTFOLIO AND ADMINISTRATOR

                             EDGEWOOD SERVICES, INC.

                                 DISTRIBUTOR

     5800 CORPORATE DRIVE PITTSBURGH, PENNSYLVANIA 15237-58291-800-730-1313

I
                                                        I

                                                TABLE OF CONTENTS

Investment Objective and Policies........................................1

Performance Information.................................................12

Valuation of Securities; Redemptions and Purchases in Kind..............14

Management of the Trust and Portfolio...................................15

Organization of the Trust...............................................20

Taxation................................................................20

Financial Statements....................................................21

Appendix................................................................22

24
                                                        i

                                        INVESTMENT OBJECTIVE AND POLICIES

                                               INVESTMENT OBJECTIVE

The investment objective of the Fund is described in the Fund's Prospectus. There can, of course, be no assurance that the Fund will achieve its investment objective.

                                               INVESTMENT POLICIES

The Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio. The Trust may withdraw a Fund's investment from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so.

Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio.

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. The Portfolio may invest in certificates of deposit which are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COMMERCIAL PAPER. The Portfolio may invest in commercial paper which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix.

ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or securities which are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities which have not been registered under the 1933 Act are referred to as "private placements" or "restricted securities" and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay.
Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. ("NASD").

LENDING OF PORTFOLIO SECURITIES. The Portfolio has the authority to lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, the Portfolio may increase its income by continuing to receive payments in respect of dividends and interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of a fee paid by the borrower when irrevocable letters of credit and U.S. Government Obligations are used as collateral. The Portfolio will adhere to the following conditions whenever its securities are loaned: (i) the Portfolio must receive at least 100% collateral from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time;
(iv) the Portfolio must substitute payments in respect of all dividends, interest or other distributions on the loaned securities; and (v) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must retain the right to terminate the loan and recall and vote the securities.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

GENERAL. The successful use of such instruments draws upon the Adviser's skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

FUTURES CONTRACTS. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or contracts based on financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The Portfolio may also enter into futures contracts which are based on bonds issued by entities other than the U.S. government.

At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it purchases or sells futures contracts.

The purpose of the acquisition or sale of a futures contract, in the case of a Portfolio which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent a Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Portfolio, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS. The Portfolio may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

The amount of risk the Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. Unlike transactions entered into by the Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Portfolio's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Portfolio will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

OPTIONS ON SECURITIES. When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

The Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's portfolio securities, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's portfolio securities. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The Portfolio has adopted certain other nonfundamental policies concerning option transactions which are discussed below. The Portfolio's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Portfolio may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Adviser will monitor the creditworthiness of dealers with whom the Portfolio enters into such options transactions under the general supervision of the Portfolio's Trustees.

OPTIONS ON SECURITIES INDICES. The Portfolio may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will only purchase or write such an option if the Adviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Portfolio's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

                                                YEAR 2000 MATTERS

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by Bankers Trust and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Bankers Trust is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund nor can there be any assurance that the Year 2000 Problem will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies, generally.

                                                 RATING SERVICES

The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, Bankers Trust also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to eliminate the obligation from its portfolio, but Bankers Trust will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Fund's Prospectus is set forth in the Appendix to this SAI.

                                             INVESTMENT RESTRICTIONS

The following investment restrictions are "fundamental policies" of the Fund and the Portfolio and may not be changed with respect to the Fund or the Portfolio without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this SAI and the Prospectus, means, with respect to the Fund (or the Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or of the total beneficial interests of the Portfolio) are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

As a matter of fundamental policy, the Portfolio (or Fund) may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its Assets in an open-end investment company with substantially the same investment objective):

(1) borrow money or mortgage or hypothecate assets of the Portfolio (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause
(i) under the caption "Additional Restrictions" below. (As an operating policy, the Portfolios may not engage in dollar roll transactions);

(2) underwrite securities issued by other persons except insofar as the Portfolio (Trust or the Fund) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except: (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) net assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Trust) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);

(5) concentrate its investments in any particular industry (excluding U.S. government securities), but if it is deemed appropriate for the achievement of a Portfolio's (Fund's) investment objective, up to 25% of its total assets may be invested in any one industry; and

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

Additional Restrictions. In order to comply with certain statutes and policies each Portfolio (or the Trust, on behalf of each Fund) will not as a matter of non-fundamental operating policy (except that no operating policy shall prevent the Fund from investing all of its Assets in an open-end investment company with substantially the same investment objective):

 (i) borrow money (including through dollar roll transactions) for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at cost), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its total assets;

(ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

(iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(iv) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

 (v)  invest for the purpose of exercising control or management;

(vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund), unless permitted to exceed these limitations by an exemptive order of the SEC; provided further that, except in the case of merger or consolidation, the Portfolio (Fund) shall not purchase any securities of any open-end investment company unless the Portfolio (Fund)
     (1) waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

(vii) invest more than 15% of the Portfolio's (Fund's) net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which: (i) is not traded flat or in default as to interest or principal; and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Portfolio's (Fund's) Board of Trustees have determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Portfolio's (Fund's) Board of Trustees have determined that the commercial paper is equivalent quality and is liquid;

(viii)invest more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) in securities that are restricted as to resale under the 1933 Act (other than Rule 144A securities deemed liquid by the Portfolio's (Fund's) Board of Trustees)

(ix) no more than 5% of the Portfolio's (Fund's) total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

 (x) with respect to 75% of the Portfolio's (Fund's) total assets, purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio (Fund) to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

(xi) if the Portfolio (Fund) is a "diversified" fund with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. government securities) of any one issuer;

(xii) purchase or retain in the Portfolio's (Fund's) portfolio securities any securities issued by an issuer of whose officers, directors, trustees or security holders is an officer or Trustee of the Portfolio (Trust), or is an officer or partner of the Adviser, if after the purchase of the securities of such issuer for the Portfolio (Fund) one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

(xiii)invest more than 5% of the Portfolio's (Fund's) net assets in warrants (valued at the lower of cost or market) (other than warrants acquired by the Portfolio (Fund) as part of a unit or attached to securities at the time of purchase), but not more than 2% of the Portfolio's (Fund's) net assets may be invested in warrants not listed on the New York Stock Exchange Inc. (the "NYSE") or the American Stock Exchange;

(xiv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's (Fund's) net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolios (Funds) have no current intention to engage in short selling);

(xv) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio (Fund) and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Portfolio's (Fund's) net assets; (c) the securities subject to the exercise of the call written by the Portfolio (Fund) must be owned by the Portfolio
     (Fund) at the time the call is sold and must continue to be owned by the Portfolio (Fund) until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's (Fund's) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Fund) establishes a segregated account with its custodian consisting of cash or short-term U.S. government securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio (Fund) has purchased a closing put, which is a put of the same series as the one previously written); and

(xvi) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's (Fund's) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's (Fund's) total assets.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Adviser is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, Bankers Trust or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Portfolio are frequently placed by the Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

The Adviser seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for a Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for a Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Consistent with the policy stated above, the Rules of Fair Practice of the NASD and such other policies as the Trustees of the Portfolio may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions. Bankers Trust will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

Higher commissions may be paid to firms that provide research services to the extent permitted by law. Bankers Trust may use this research information in managing the Portfolio's assets, as well as the assets of other clients.

Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market and statistical information from brokers and dealers can be useful to the Portfolio and to the Adviser, it is the opinion of the management of the Portfolio that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Portfolios, and not all such information is used by the Adviser in connection with the Portfolio. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Portfolio.

In certain instances there may be securities which are suitable for the Portfolio as well as for one or more of the Adviser's other clients. Investment decisions for the Portfolio and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Portfolio in concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio.

For the years ended December 31, 1997, 1996, and 1995, Equity 500 Index Portfolio incurred brokerage commissions in the amount of $341,058, $289,791, and $172,924, respectively.

                                             PERFORMANCE INFORMATION

                                         STANDARD PERFORMANCE INFORMATION

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

      YIELD: Yields for the Fund used in advertising are computed by dividing the Fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purpose of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

      Income calculated for the purposes of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions of the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

     The Fund's 30-day SEC yield for the period ended December 31, 1997 was
1.45%.

      TOTAL RETURN: The Fund's average annual total return will be calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. The Fund may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.

      The Fund's total return for the one-year period ended December 31, 1997 was 33.02%. The Fund's cumulative total return for the five-year period from December 31, 1992 (commencement of operations) to December 31, 1997 was 148.25%. The Fund's average annualized total return for the five-year period from December 31, 1992 (commencement of operations) to December 31, 1996, was 19.95%.

      PERFORMANCE RESULTS: Any total return quotation provided for the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the corresponding Portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund and the Portfolio. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of the Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

                                          COMPARISON OF FUND PERFORMANCE

Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Evaluations of the Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for a Fund's performance information could include the following:

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

     Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

     Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

Investor's Daily, a daily newspaper that features financial, economic and business news.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morningstar Inc., a publisher of financial information and mutual fund research.

New York Times, a nationally distributed newspaper which regularly covers financial news.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

     U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

Value Line, a biweekly publication that reports on the largest 15,000 mutual funds.

     Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Weisenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Working Women, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

                         ECONOMIC AND MARKET INFORMATION

Advertising and sales literature of a Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.

           VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN KIND

Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market. Other assets are valued at fair value using methods determined in good faith by the Portfolio's Board of Trustees.

The Trust, on behalf of the Fund, and the Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust, or the Portfolio, as the case may be, and valued as they are for purposes of computing the Fund's or the Portfolio's net asset value, as the case may be (a redemption in kind). If payment is made to a Fund shareholder in securities, an investor, including the Fund, the shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of each Fund, and each Portfolio has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund and each Portfolio are obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund or the Portfolio, as the case may be, at the beginning of the period.

The Portfolio has agreed to make a redemption in kind to the Fund whenever the Fund wishes to make a redemption in kind and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of the Portfolio and in no case will they receive a security issued by the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind or unless requested by the Fund.

Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day that the NYSE is open for business and New York charter banks are not closed owing to customary or local holidays. As of the close of the NYSE, currently 4:00 p.m. (Eastern time or earlier if the NYSE closes earlier) on each such day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of the NYSE on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. or the close of the NYSE on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. or the close of the NYSE on the following day the NYSE is open for trading.

The Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value" in the prospectus as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of Bankers Trust, appropriate investments for the Fund's Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. When securities are used as payment for shares or as a redemption in kind from the Fund, the transaction fee will not be assessed. However, the shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

                      MANAGEMENT OF THE TRUST AND PORTFOLIO

The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Fund or Portfolio they represent. In addition, the Trustees review contractual arrangements with companies that provide services to the Fund and/or Portfolio and review the Fund's performance.

The Trustees and officers of the Trust and Portfolios, their birthdate and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each officer is 5800 Corporate Drive, Pittsburgh, Pennsylvania, 15237-5829.

                              TRUSTEES OF THE TRUST

     MARTIN J. GRUBER (birthdate: July 15, 1937) -- Trustee; Chairman of the Finance Department and Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964). His address is 229 S. Irving Street, Ridgewood, New Jersey 07450.

     KELVIN J. LANCASTER (birthdate: December 10, 1924) -- Trustee; Professor, Department of Economics, Columbia University. His address is 35 Claremont Avenue, New York, New York 10027.

HARRY VAN BENSCHOTEN (birthdate: February 18, 1928) -- Trustee; Director, Canada Life Insurance Company of New York; Director, Competitive Technologies, Inc., a public company listed on the American Stock Exchange; Retired (since 1987); Corporate Vice President, Newmont Mining Corporation (prior to 1987). His address is 6581 Ridgewood Drive, Naples, FL 33963.

                           TRUSTEES OF THE PORTFOLIOS

CHARLES P. BIGGAR (birthdate: October 13, 1930) -- Trustee; Retired; Director of Chase/NBW Bank Advisory Board; Director, Batemen, Eichler, Hill Richards Inc.; formerly Vice President of International Business Machines and President of the National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

S. LELAND DILL (birthdate: March 28, 1930) -- Trustee; Retired; Director, Coutts Group; Coutts (U.S.A.) International; Coutts Trust Holdings, Ltd; Director, Zweig Series Trust; formerly Partner of KPMG Peat Marwick; Director, Vinters International Company Inc.; General Partner of Pemco (an investment company registered under the 1940 Act). His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

PHILIP SAUNDERS, JR. (birthdate: October 11, 1935) -- Trustee; Principal, Philip Saunders Associates (Consulting); former Director of Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; and Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.

                                       OFFICERS OF THE TRUST AND PORTFOLIOS

Unless otherwise specified, each officer listed below holds the same position with the Trust and each Portfolio.

     RONALD M. PETNUCH (birthdate: February 27, 1960) -- President and Treasurer; Senior Vice President; Federated Services Company ("FSC"); formerly, Director of Proprietary Client Services, Federated Administrative Services ("FAS"), and Associate Corporate Counsel, Federated Investors ("FI").

     CHARLES L. DAVIS, JR. (birthdate: March 23, 1960) -- Vice President and Assistant Treasurer; Vice President, FAS.

     JAY S. NEUMAN (birthdate: April 22, 1950) -- Secretary; Corporate Counsel, FI.

     Messrs. Petnuch, Davis, and Neuman also hold similar positions for other investment companies for which Edgewood, or an affiliate serves as the principal underwriter.

No person who is an officer or director of Bankers Trust is an officer or Trustee of the Trust or the Portfolios. No director, officer or employee of Edgewood or any of its affiliates will receive any compensation from the Trust or the Portfolios for serving as an officer or Trustee of the Trust or the Portfolios.

                                            TRUSTEE COMPENSATION TABLE

NAME,                   AGGREGATE         AGGREGATE         TOTAL
POSITION WITH           COMPENSATION      COMPENSATION      COMPENSATION FROM
TRUST/PORTFOLIO         FROM TRUST*       FROM PORTFOLIO**  FUND COMPLEX+

Harry Van Benschoten,
Trustee of Trust        $13,125           N/A               $27,500

Martin J. Gruber,
Trustee of Trust        $13,125           N/A               $27,500

Kelvin J. Lancaster,
Trustee of Trust        $13,125           N/A               $27,500

Charles P. Biggar,
Trustee of Portfolio    N/A               $641              $27,500

S. Leland Dill,
Trustee of Portfolio    N/A               $641              $27,500

Philip Saunders, Jr.,
Trustee of Portfolio    N/A               $641              $27,500

* The aggregate compensation is provided for the BT Pyramid Mutual Funds which is comprised of 6 funds. Information is furnished for the Trust's fiscal year ended December 31, 1997.

**The aggregate compensation is provided for the Equity 500 Index Portfolio for the Trust's fiscal year ended December 31, 1997.

+ Aggregated information is furnished for the BT Family of Funds which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Short Intermediate U.S. Government Securities Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio, and Capital Appreciation Portfolio. The compensation is provided for the calendar year ended December 31, 1997.

As of April 1, 1998, the Trustees and officers of the Trust and the Portfolios owned in the aggregate less than 1% of the shares of the Fund or the Trust (all series taken together).

As of April 1, 1998, the following shareholders of record owned 5% or more of the outstanding shares of the Fund: Bankers Trust Company as custodian for 401(k) Westinghouse Personal Investment, Jersey City, NJ, owned approximately 1,919,811 Shares (36.95%); Bankers Trust Company as trustee for Northrop Grumman Essd Savings, Jersey City, NJ, owned approximately 533,460 Shares (10.27%); Bankers Trust Company as custodian for Collins & Aikman Corp. 401(k), Jersey City, NJ, owned approximately 352,808 Shares (6.79%); Bankers Trust Company as custodian for 401(k) Framatome Technologies, Nashville, TN, owned approximately 340,181 Shares (6.55%); and Bankers Trust Company, custodian for Matsushita Electric Corp. of America, Jersey City, NJ, owned approximately 286,894 Shares (5.52%).

                                                INVESTMENT ADVISER

Under the terms of each Portfolio's investment advisory agreement with Bankers Trust (the "Advisory Agreement"), Bankers Trust manages the Portfolio subject to the supervision and direction of the Board of Trustees of the Portfolio. Bankers Trust will: (i) act in strict conformity with each Portfolio's Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as the same may from time to time be amended; (ii) manage each Portfolio in accordance with the Portfolio's investment objective, restrictions and policies; (iii) make investment decisions for each Portfolio; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of the Portfolio.

Bankers Trust bears all expenses in connection with the performance of services under each Advisory Agreement. The Trust and the Portfolio bear certain other expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust or the Portfolio who are not officers, directors or employees of Bankers Trust, Edgewood or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Trust or the Portfolio; and any extraordinary expenses.

For the fiscal years ended December 31, 1997, 1996, and 1995, Bankers Trust earned $2,430,147, $1,505,963, and $770,530, respectively, as compensation for investment advisory services provided to the Portfolio. During the same periods, Bankers Trust reimbursed $1,739,490, $870,024, and $418,814, respectively, to the Portfolio to cover expenses.

The Fund's prospectus contains disclosure as to the amount of Bankers Trust's investment advisory and administration and services fees, including waivers thereof. Bankers Trust may not recoup any of its waived investment advisory or administration and services fees. Such waivers by Bankers Trust shall stay in effect for at least 12 months.

Bankers Trust may deposit, loan and have other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Bankers Trust has informed the Portfolios that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolio, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of Bankers Trust, its parent or its subsidiaries or affiliates and, in dealing with its customers, Bankers Trust, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate.

                                                  ADMINISTRATOR

Under the Administration and Services Agreements, Bankers Trust is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust and the Portfolio reasonably deem necessary for the proper administration of the Trust or the Portfolio. Bankers Trust will generally assist in all aspects of the Fund's and Portfolio's operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to a sub-administration agreement, (the "Sub-Administration Agreement") FSC performs such sub-administration duties for the Trust and the Portfolios as from time to time may be agreed upon by Bankers Trust and FSC. The Sub-Administration Agreement provides that FSC will receive such compensation as from time to time may be agreed upon by FSC and Bankers Trust. All such compensation will be paid by Bankers Trust.

For the years ended December 31, 1997, 1996, and 1995, Bankers Trust earned $1,666,151, $1,049,314, and $686,078, respectively, in compensation for administrative and other services provided to the Fund. During the same periods, Bankers Trust reimbursed $774,879, $595,135, and $412,383, respectively, to the Fund to cover expenses.

For the years ended December 31, 1997, 1996, and 1995, Bankers Trust earned $1,215,073, $752,981, and $385,265, respectively, in compensation for administrative and other services provided to the Portfolio.

Bankers Trust has agreed that if in any year the aggregate expenses of the Fund and its Portfolio (including fees pursuant to the investment advisory agreement, but excluding interest, taxes, brokerage and, if permitted by the relevant state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, Bankers Trust will reimburse the Fund for the excess expense to the extent required by state law. As of the date of this SAI, the most restrictive annual expense limitation applicable to the Fund is 2.5% of the Fund's first $30 million of average annual net assets, 2.0% of the next $70 million of average annual net assets and 1.5% of the remaining average annual net assets.

                                         CUSTODIAN AND TRANSFER AGENT

Bankers Trust, 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, serves as Custodian for the Trust and for the Portfolio pursuant to the administration and services agreements. As Custodian, it holds the Fund's and the Portfolio's assets. Bankers Trust also serves as transfer agent of the Trust and of the Portfolio pursuant to the respective administration and services agreement. Under its transfer agency agreement with the Trust, Bankers Trust maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. Bankers Trust may be reimbursed by the Fund or the Portfolio for its out-of-pocket expenses. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

                                                   USE OF NAME

The Trust and Bankers Trust have agreed that the Trust may use "BT" as part of its name for so long as Bankers Trust serves as investment adviser to the Portfolio. The Trust has acknowledged that the term "BT" is used by and is a property right of certain subsidiaries of Bankers Trust and that those subsidiaries and/or Bankers Trust may at any time permit others to use that term. The Trust may be required, on 60 days' notice from Bankers Trust at any time, to abandon use of the acronym "BT" as part of its name. If this were to occur, the Trustees would select an appropriate new name for the Trust, but there would be no other material effect on the Trust, its shareholders or activities.

                                            BANKING REGULATORY MATTERS

Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Trust and the Portfolio contemplated by the investment advisory agreements and other activities for the Fund and the Portfolio described in the Prospectus and this SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers Trust from continuing to perform those services for the Trust and the Portfolio. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Boards of Trustees would review the relationships with Bankers Trust and consider taking all actions necessary in the circumstances.

                                       COUNSEL AND INDEPENDENT ACCOUNTANTS

Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022-4669, serves as Counsel to the Trust and the Portfolio. Coopers & Lybrand L.L.P., 1100 Main Street, Suite 900, Kansas City, Missouri 64105 has been selected as Independent Accountants for the Trust and the Portfolio.

                                            ORGANIZATION OF THE TRUST

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Trust was organized on February 28, 1992.

                                                     TAXATION

                                              TAXATION OF THE FUNDS

The Trust intends to qualify annually and to elect the Fund to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, and therefore does not anticipate incurring a Federal income tax liability.

                                                  DISTRIBUTIONS

Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. Federal tax status of distributions. Shareholders should consult their own tax adviser concerning the application of federal, state and local taxes to the distributions they receive from the Fund.

                                            TAXATION OF THE PORTFOLIO

The Portfolio is not subject to Federal income taxation. Instead, the Fund and other investors investing in the Portfolio must take into account, in computing their Federal income tax liability, their share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Portfolio.

                                                BACKUP WITHHOLDING

The Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

                                               FOREIGN SHAREHOLDERS

The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                                         OTHER TAXATION

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

The Portfolio is organized as a New York trust. The Portfolio is not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts.

                                             FINANCIAL STATEMENTS

The financial statements for the Fund or Portfolio for the period ended December 31, 1997, are incorporated herein by reference to the Annual Report to shareholders for the Fund dated December 31, 1997. A copy of the Fund's Annual Report may be obtained without charge by contacting the Fund.

                                                     APPENDIX

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of the ratings of Moody's and S&P, which represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

S&P'S BOND RATINGS

An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree.

The rating "AA" may be modified by the addition of a plus or minus sign to show relative standing within such category.

MOODY'S BOND RATINGS

Excerpts from Moody's description of its corporate bond ratings: Aaa judged to be the best quality, carry the smallest degree of investment risk; Aa judged to be of high quality by all standards.

S&P'S COMMERCIAL PAPER RATINGS

A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

MOODY'S COMMERCIAL PAPER RATINGS

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

              INVESTMENT ADVISER OF THE PORTFOLIO AND ADMINISTRATOR
                              BANKERS TRUST COMPANY

                                   DISTRIBUTOR
                             EDGEWOOD SERVICES, INC.

                          CUSTODIAN AND TRANSFER AGENT
                              BANKERS TRUST COMPANY

                             INDEPENDENT ACCOUNTANTS
                            COOPERS & LYBRAND L.L.P.

                                     COUNSEL
                            WILLKIE FARR & GALLAGHER

                                               --------------------

No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statements of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this SAI constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

                                  --------------------



Cusip #055847107

BT0371B  (4/98)







                                            OBT PYRAMID MUTUAL FUNDSO

                                         BT INVESTMENT MONEY MARKET FUND

A money market fund that seeks high current income to the extent consistent with liquidity and capital preservation.

                                                    PROSPECTUS

                                                 APRIL 30, 1998

BT Pyramid Mutual Funds (the "Trust") is an open-end, management investment company (mutual fund) which consists of a number of separate investment funds.

Please read this Prospectus carefully before investing and retain it for future reference. It contains important information about the BT Investment Money Market Fund (the "Fund") that you should know and can refer to in deciding whether the Fund's goals match your own.

A Statement of Additional Information ("SAI") with the same date has been filed with the Securities and Exchange Commission ("SEC"), and is incorporated herein by reference. You may request a free copy of the SAI or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling the Fund's Service Agent at 1-800-730-1313. The SAI, material incorporated by reference into this document, and other information regarding the Trust is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

UNLIKE OTHER MUTUAL FUNDS, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS ("ASSETS") IN THE CASH MANAGEMENT PORTFOLIO (THE "PORTFOLIO"), A SEPARATE INVESTMENT COMPANY WITH AN IDENTICAL INVESTMENT OBJECTIVE. THE INVESTMENT PERFORMANCE OF THE FUND WILL CORRESPOND DIRECTLY TO THE INVESTMENT PERFORMANCE OF THE PORTFOLIO. SEE "SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE" HEREIN.

BANKERS TRUST COMPANY ("BANKERS TRUST") IS THE INVESTMENT ADVISER (THE "ADVISER") OF THE PORTFOLIO. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BANKERS TRUST OR ANY OTHER BANKING OR DEPOSITORY INSTITUTION. SHARES ARE NOT FEDERALLY GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE U.S. GOVERNMENT, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. THE FUND INTENDS TO MAINTAIN A CONSTANT $1.00 PER SHARE NET ASSET VALUE ("NAV"), ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                            EDGEWOOD SERVICES, INC.

        5800 CORPORATE DRIVE O PITTSBURGH, PENNSYLVANIA O 15230-0897

TABLE OF CONTENTS

The Fund                3

Who May Invest          3

Summary of Fund Expenses      4

Financial Highlights          5

Investment Objective and Policies   6

Risk Factors: Matching the Fund to Your Investment Needs    8

Net Asset Value         10

Purchase and Redemption of Shares   10

Dividends, Distributions and Taxes  14

Performance Information and Reports 15

Management of the Trust and Portfolio     16

16

THE FUND

The Fund's investment objective is to seek a high level of current income consistent with liquidity and the preservation of capital through investment in high quality money market instruments. The Fund intends to maintain a $1.00 per share NAV although there can be no assurance that it will be able to do so.

The Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio, which has the same investment objective as the Fund.

WHO MAY WANT TO INVEST

The Fund is designed for conservative investors looking for high current income approximating money market rates while remaining conveniently liquid with a stable NAV.

While the Portfolio invests in high quality money market securities, you should be aware that your investment is not without risk. All money-market instruments, including U.S. government securities, can change in value when interest rates or an issuer's creditworthiness changes. When investors sell their Fund shares, they may be worth more or less than what they originally paid for them. See "Risk Factors: Matching the Fund to Your Investment Needs" herein.

SUMMARY OF FUND EXPENSES

The following table provides (i) a summary of expenses relating to purchases and sales of shares of the Fund and the annual operating expenses of the Fund and the expenses of the Portfolio , as a percentage of average net assets of the Fund; and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in the Fund. THE TRUSTEES OF THE TRUST BELIEVE THAT THE AGGREGATE PER SHARE EXPENSES OF THE FUND AND THE PORTFOLIO WILL BE LESS THAN OR APPROXIMATELY EQUAL TO THE EXPENSES WHICH THE FUND WOULD INCUR IF THE TRUST RETAINED THE SERVICES OF AN INVESTMENT ADVISER AND THE ASSETS OF THE FUND WERE INVESTED DIRECTLY IN THE TYPE OF SECURITIES BEING HELD BY THE PORTFOLIO.

ANNUAL OPERATING EXPENSES
(as a percentage of the average daily net assets of the Fund)

Investment advisory fee                                           0.10%

12b-1 fees                                                        None

Other expenses (after reimbursements or waivers)                  0.25

Total operating expenses (after reimbursements or waivers)        0.35%

EXAMPLE                                   1 year 3 years 5 years 10 years

You would pay the following expenses for
each Fund on a $1,000 investment,
assuming: (1) 5% annual return and (2)
redemption at the end of each time
period:                                   $4      $11      $20     $44

The expense table and the example above show the costs and expenses that an investor will bear directly or indirectly as a shareholder of the Fund. The expense table and the example reflect a voluntary undertaking, by Bankers Trust to waive or reimburse expenses such that the total operating expenses will not exceed 0.35% of the Fund's average net assets annually. In the absence of this undertaking, for the fiscal year ended December 31, 1997, the total operating expenses would have been equal to approximately 0.52% of the Fund's average net assets annually. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, while each example assumes a 5% annual return, actual performance will vary and may result in a return greater or less than 5%.

The Fund is distributed by Edgewood Services, Inc. ("Edgewood" or the "Distributor") to investors including customers of Bankers Trust or to customers of another bank, dealer or other financial intermediary that has a sub-shareholder servicing agreement with Bankers Trust (along with Bankers Trust, a "Service Agent"). Some Service Agents may impose certain conditions on their customers in addition to or different from those imposed by the Fund and may charge their customers a direct fee for their services. Each Service Agent has agreed to transmit to shareholders who are its customers appropriate disclosures of any fees that it may charge them directly.

For more information with respect to the expenses of the Fund and the Portfolio see "Management of the Trust and Portfolio" herein.

FINANCIAL HIGHLIGHTS



The following table shows selected date for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the Fund for each period indicated and has been audited by Coopers & Lybrand
L.L.P., the Fund's independent accountants, whose report thereon appears in the Fund's Annual Report which is incorporated by reference in the Fund's SAI.

July15, 1992

For the Year ended December 31,     (Commencement

1997  1996  1995  1994  1993  of Operations) to

December 31, 1992

PER SHARE OPERATING PERFORMANCE:

Net Asset Value, Beginning of Period    $1.00      $1.00       $1.00      $1.00         $1.00      $1.00

INCOME FROM INVESTMENT OPERATIONS
      Net Investment Income             0.05        0.05         0.06      0.04          0.03      0.01
      Net Realized and Unrealized Gain on
          Investment Transactions       (0.00)+     0.00+        0.00+     (0.01)        0.00+     0.00+

Total from Investment Operations        0.05        0.05         0.06      0.03          0.03      0.01

CONTRIBUTIONS OF CAPITAL                ---         0.00+        ----      0.01           ---       ---

DISTRIBUTIONS TO SHAREHOLDERS

      Net Investment Income              (0.05)      (0.05)      (0.06)      (0.04)     (0.03)      (0.01)

      Net Realized Gain from Investment
          Transactions                    ----       ----        -----       ----       (0.00)+     (0.00)+

TOTAL DISTRIBUTIONS                      (0.05)      (0.05)      (0.06)      (0.04)      (0.03)     (0.01)

NET ASSET VALUE, END OF PERIOD           $1.00       $1.00       $1.00       $1.00       $1.00      $1.00

TOTAL INVESTMENT RETURN                  5.40%       5.24%       37.15%      1.15%       9.53%      ------

SUPPLEMENTAL DATA AND RATIOS:

      Net Assets, End of
          Period (000s omitted)          $426,383    $416,161    $645,910    $976,472    $1,953
$789
      Ratios to Average Net Assets:
      Net Investment Income 5.27% 5.12% 5.62% 4.24% 2.87% 3.06% Expenses,
      including expenses of the Equity 500 Index Portfolio 0.35% 0.35% 0.35%
      0.35% 0.35% 0.35 Decrease Reflected in Above Expense Ration Due to
      Absorption of
       Expenses by Bankers Trust           0.17%     0.16%       0.16%       0.21%        2.91%     3.56


+Less than $0.01 per share.

++Increased by approximately 0.10% and 0.81% due to Contributions of Capital for the years ended December 31, 1996 and 1994, respectively.



Further information about a Fund's performance is contained in the Fund's Annual Report, dated December 31, 1997, which can be obtained free of charge.





Further information about the Fund is contained in the Fund's Annual Report dated December 31, 1997, which can be obtained free of charge.

INVESTMENT OBJECTIVE AND POLICIES

The Fund seeks a high level of current income consistent with liquidity and the preservation of capital through investment in high quality money market instruments. The Fund offers investors a convenient means of diversifying their holdings of short-term securities while relieving those investors of the administrative burdens typically associated with purchasing and holding these instruments, such as coordinating maturities and reinvestments, providing for safekeeping and maintaining detailed records. High quality, short-term instruments may result in a lower yield than instruments with a lower quality or a longer term.

The Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio, which has the same investment objective as the Fund. There can be no assurances that the investment objective of either the Fund or the Portfolio will be achieved. The investment objective of each of the Fund and the Portfolio is a fundamental policy and may not be changed without the approval of the Fund's shareholders or the Portfolio's investors, respectively. See "Special Information Concerning Master-Feeder Fund Structure" herein.

Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments and investment policies of the Portfolio. Additional information about the investment policies of the Portfolio appears in the SAI.

CASH MANAGEMENT PORTFOLIO

The Portfolio, in pursuing its investment objective, will comply with Rule 2a-7 under the 1940 Act (`Rule 2a-7"). Thus, descriptions of investment techniques and portfolio instruments are qualified by the provisions and limitations of Rule 2a-7.

The Portfolio will attempt to achieve its investment objective by investing in the following money market instruments:

OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS. The Portfolio may invest in U.S. dollar-denominated fixed rate or variable rate obligations of U.S. or foreign financial institutions, including banks, which are rated in the highest short-term rating category by any two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio, to be of comparable quality. Obligations of domestic and foreign financial institutions in which the Portfolio may invest include, but are not limited to, certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign financial institutions, including banks.

If Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio, deems the instruments to present minimal credit risk, the Portfolio may invest in obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign financial institutions, including banks. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. financial institutions, including banks, because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, differing reserve requirements, reporting and recordkeeping requirements and accounting standards, possible seizure or nationalization of deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on financial institution obligations. Under normal market conditions, the Portfolio will invest more than 25% of its assets in the bank and other financial institution obligations described above. The Portfolio's concentration of its investments in the obligations of banks and other financial institutions will cause the Portfolio to be subject to the risks peculiar to these industries to a greater extent than if its investments were not so concentrated.

COMMERCIAL PAPER. The Portfolio may invest in fixed rate or variable rate commercial paper, issued by U.S. or foreign entities. Commercial paper when purchased by the Portfolio must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio, to be of comparable quality. Any commercial paper issued by a foreign entity and purchased by the Portfolio must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks.

VARIABLE RATE MASTER DEMAND NOTES. Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not ordinarily traded. Although no active secondary market may exist for these notes, the Portfolio will purchase only those notes under which it may demand and receive payment of principal and accrued interest daily or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio, that the same criteria as set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances. (See "Quality and Maturity of the Portfolio's Securities" herein.)

     U.S. GOVERNMENT OBLIGATIONS. The Portfolio may invest in fixed or variable rate obligations issued or guaranteed by the U.S. Treasury or by agencies or instrumentalities of the U.S. government ("U.S. Government Obligations"). Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

OTHER DEBT OBLIGATIONS. The Portfolio may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase have, or are comparable in priority and security to other securities of such issuer which have, outstanding short-term obligations meeting the above short-term rating requirements, or if there are no such short-term ratings, are determined by Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio, to be of comparable quality and are rated in the top three highest long-term rating categories by the NRSROs rating such security.

ASSET-BACKED SECURITIES. The Portfolio may also invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities provide periodic payments that generally consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets.

REPURCHASE AGREEMENTS. The Portfolio may engage in repurchase agreement transactions with banks and governmental securities dealers approved by the Portfolio's Board of Trustees. Under the terms of a typical repurchase agreement, the Portfolio would acquire U.S. Government Obligations (or any other securities permitted by Rule 2a-7) regardless of any remaining maturity for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed in or prevented from exercising its rights to dispose of the collateralized securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert these rights. Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio, reviews the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level.

REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement the Portfolio agrees to sell portfolio securities to financial institutions such as banks and broker- dealers and to repurchase them at a mutually agreed date and price. At the time the Portfolio enters into a reverse repurchase agreement it will earmark cash, U.S. Government Obligations or other high grade, liquid debt instruments having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. Reverse repurchase agreements are considered to be borrowings by the Portfolio for purposes of the limitations described in "Additional Investment Limitations" below and in the SAI. The Portfolio may only enter into reverse repurchase agreements for temporary purposes and not for leverage.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. To secure prices deemed advantageous at a particular time, the Portfolio may purchase securities on a when-issued or delayed delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. The Portfolio will enter into when-issued or delayed delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Portfolio may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event.

Securities purchased on a when-issued or delayed delivery basis may expose the Portfolio to risk because the securities may experience fluctuations in value prior to their actual delivery. The Portfolio does not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Upon purchasing a security on a when-issued or delayed delivery basis, the Portfolio will earmark cash, U.S. Government Obligations or other liquid debt instruments in an amount at least equal to the when-issued or delayed delivery commitment.

INVESTMENT IN OTHER INVESTMENT COMPANIES. In accordance with applicable law, the Portfolio may invest its assets in other money market funds with comparable investment objectives. In general, the Portfolio may not (1) purchase more than 3% of any other money market fund's voting stock; (2) invest more than 5% of its assets in any single money market fund; and (3) invest more that 10% of its assets in other money market funds.

ILLIQUID SECURITIES. The Portfolio may not invest more than 10% of its net assets in securities which are illiquid or otherwise not readily marketable (such securities may include securities which are subject to legal or contractual restrictions or repurchase agreements with maturities over seven days). If a security becomes illiquid after purchase by the Portfolio, the Portfolio will normally sell the security as soon as is reasonably practicable unless if to do so would not be in the best interests of shareholders.

CREDIT ENHANCEMENT. Certain of the Portfolio's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Portfolio and affect the Portfolio's share price. Subject to the diversification limits contained in Rule 2a-7, the Portfolio may have more than 25% of its total assets invested in securities credit-enhanced by banks.

SECURITIES LENDING. The Portfolio is permitted to lend up to 33 1/3% of the total value of its securities. These loans must be secured continuously by cash or securities issued or guaranteed by the United States government, its agencies or instrumentalities or by a letter of credit at least equal to the market value of the securities loaned plus accrued income. By lending its securities, the Portfolio may increase its income by continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. During the term of the loan, a Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other organizations, the Portfolio is subject to risks which, like those associated with other extensions of credit, include delays in receiving additional collateral, in recovery should the borrower fail financially and possible loss of the collateral. Upon receipt of appropriate regulatory approval, cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliate) and Bankers Trust may serve as the Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

QUALITY AND MATURITY OF THE PORTFOLIO'S SECURITIES

The Portfolio will maintain a dollar-weighted average maturity of 90 days or less. All securities in which the Portfolio invests will have, or be deemed to have, remaining maturities of 397 days or less on the date of their purchase, will be denominated in U.S. dollars and will have been granted the required ratings established herein by two NRSROs (or one such NRSRO if that NRSRO is the only such NRSRO which rates the security), or if not so rated, are believed by Bankers Trust, under the supervision of the Portfolio's Board of Trustees, to be of comparable quality. Currently, there are five rating agencies which have been designated by the SEC as an NRSRO. These organizations and their highest short-term rating category (which also may be modified by a "+") are: Duff and Phelps Credit Rating Co., D-1; Fitch IBCA Inc., F1; Moody's Investors Service Inc., Prime-1; Standard & Poor's, A-1; and Thomson BankWatch, Inc., T-1. A description of all short and long-term ratings is provided in the Appendix to the SAI. Bankers Trust, acting under the supervision of and procedures adopted by the Board of Trustees of the Portfolio, will also determine that all securities purchased by the Portfolio present minimal credit risks. Bankers Trust will cause the Portfolio to dispose of any security as soon as practicable if the security is no longer of the requisite quality, unless such action would not be in the best interest of the Portfolio. High-quality, short-term instruments may result in a lower yield than instruments with a lower quality or longer term.

ADDITIONAL INVESTMENT LIMITATIONS

The Fund has the same investment restrictions as the Portfolio, except that the Fund may invest all of its assets in another open-end investment company with the same investment objective, such as the Portfolio. The Portfolio may not invest more than 25% of its total assets in the securities of issuers in any single industry (excluding U.S. Government Obligations and repurchase agreements collateralized by U.S. Government Obligations), except that, under normal market conditions, more than 25% of the total assets of the Portfolio will be invested in obligations of banks and other financial institutions. As an operating policy, the Portfolio may not invest more than 5% of its total assets in the obligations of any one issuer except: (1) as may be permitted by Rule 2a-7 under the 1940 Act; and (2) for U.S. Government Obligations and repurchase agreements collateralized fully thereby, which may be purchased without limitation. The Portfolio is also authorized to borrow for temporary purposes to meet redemptions, including entering into reverse repurchase transactions, in an amount up to 5% of its total assets and to pledge its assets to the same extent in connection with these borrowings. At the time of an investment, the Portfolio's aggregate holdings of repurchase agreements having a remaining maturity of more than seven calendar days (or which may not be terminated within seven calendar days upon notice by the Portfolio), time deposits having remaining maturities of more than seven calendar days, and other illiquid securities will not exceed 10% of the Portfolio's net assets. If changes in the liquidity of certain securities cause the Portfolio to exceed such 10% limit, the Portfolio will take steps to bring the aggregate amount of its illiquid securities back below 10% of its net assets as soon as practicable, unless such action would not be in the best interest of the Portfolio. The Fund's and the Portfolio's limitations on investment in a single industry and on borrowing may not be changed without the approval of the shareholders of the Fund or the investors in the Portfolio, as the case may be. All other investment policies and limitations described in this prospectus may be changed by a vote of the Trustees of the Trust or Portfolio Trust, as applicable.

The SAI contains further information on the Fund's and the Portfolio's investment restrictions.

RISK FACTORS: MATCHING THE FUND TO YOUR INVESTMENT NEEDS

The Fund is designed for conservative investors looking for high current income approximating money market rates while remaining conveniently liquid with a stable share price. The Portfolio adheres to the following practices which enable the Fund to attempt to maintain a $1.00 share price: limiting average dollar-weighted maturity of the securities held by the Portfolio to 90 days or less; buying securities which mature, or are deemed to mature, in 397 days or less; and buying only high quality securities with minimal credit risks. The Fund cannot guarantee a $1.00 share price, but these practices help to minimize any price fluctuations that might result from rising or declining interest rates. While the Portfolio invests in high quality money market securities, investors should be aware that an investment in the Fund is not without risk. All money market instruments, including U.S. Government Obligations, can change in value when interest rates or an issuer's creditworthiness changes.

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE

Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust at 1-800-730-1313.

The master-feeder fund structure is relatively complex, so shareholders should carefully consider this investment approach.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the Securities and Exchange Commission, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing the Fund's shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Certain changes in the Portfolio's investment objective, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio. For descriptions of the investment objective, policies and restrictions of the Portfolio, see "Investment Objective and Policies" herein and in the SAI. For descriptions of the management and expenses of the Portfolio, see "Management of the Trust and Portfolio" herein and in the SAI.

NET ASSET VALUE

The NAV per share of the Fund is calculated on each day on which the Fund is open (each such day being a "Valuation Day"). The Fund is currently open on each day, Monday through Friday, except (a) January 1st, Martin Luther King Jr.'s Birthday (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Columbus Day (the second Monday in October), Veteran's Day (November 11th), Thanksgiving Day (the last Thursday in November) and December 25th; and (b) the preceding Friday or the subsequent Monday when one of the calendar-determined holidays falls on a Saturday or Sunday, respectively.

The NAV per share of the Fund is calculated twice on each Valuation Day as of 2:00 p.m., Eastern time, and as of the close of regular trading on the New York Stock Exchange Inc. ("NYSE"), which is currently 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing (each a "Valuation Time"). The NAV per share of the Fund is computed by dividing the value of the Fund's assets (i.e., the value of its investment in the Portfolio and other assets), less all liabilities, by the total number of its shares outstanding. The Fund's NAV per share will normally be $1.00.

The assets of the Portfolio are valued by using the amortized cost method of valuation. This method involves valuing each security held by the Portfolio at its cost at the time of its purchase and thereafter assuming a constant amortization to maturity of any discount or premium. Accordingly, immaterial fluctuations in the market value of the securities held by the Portfolio will not be reflected in the Fund's NAV. The Board of Trustees of the Portfolio will monitor the valuation of assets by this method and will make such changes as it deems necessary to assure that assets of the Portfolio are valued fairly and in good faith.

PURCHASE AND REDEMPTION OF SHARES

HOW TO BUY SHARES

The Trust accepts purchase orders for shares of the Fund at the NAV per share next determined after the order is received on each Valuation Day. See "Net Asset Value" herein. Shares of the Fund may be available through Investment Professionals, such as broker/dealers and investment advisers (including Service Agents).

Purchase orders for shares of the Fund (including those purchased through a Service Agent) that are transmitted to the Trust's Transfer Agent (the "Transfer Agent"), prior to the Valuation Time on any Valuation Day will be effective at that day's applicable Valuation Time. If the purchase order is received by the Service Agent and transmitted to the Transfer Agent after 2:00 p.m., (Eastern time) and prior to the close of the NYSE, the shareholder will receive the dividend declared on the following day even if Bankers Trust as the Trust's custodian (the "Custodian") receives federal funds on that day. If the purchase order is received prior to 2:00 p.m., the shareholder will receive that Valuation Day's dividend. The Trust and Transfer Agent reserve the right to reject any purchase order.

Another mutual fund investing in the Portfolio may accept purchase orders up until a time later than 2:00 p.m., Eastern time. Such orders, when transmitted to and executed by the Portfolio, may have an impact on the Fund's performance.

Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to the Custodian purchase payments by the following business day (trade date + 1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of Federal funds.

If orders are placed through a Service Agent, it is the responsibility of the Investment Professional to transmit the order to buy shares to the Transfer Agent before 2:00 p.m. or 4:00 p.m. Eastern time, as applicable.

The Transfer Agent must receive payment within one business day after an order for shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.

Certificates for shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.

MINIMUM INVESTMENTS

TO OPEN AN ACCOUNT                        $2,500
For retirement accounts                      500
Through automatic investment plans         1,000

TO ADD TO AN ACCOUNT                        $250
For retirement accounts                      100
Through automatic investment plan            100

MINIMUM BALANCE                           $1,000
For retirement accounts                     None

If you are new to BT Pyramid Mutual Funds, complete and sign an account application and mail it along with your check to the address listed below. If there is no account application accompanying this Prospectus, call the BT Service Center at 1-800-730-1313.

               BT Service Center
               P.O. Box 419210
               Kansas City, MO  64141-6210

Overnight mailings:

               BT Service Center
               210 West 10th Street, 8th Floor
               Kansas City, MO  64105-1716

IF YOU ALREADY HAVE MONEY INVESTED IN A FUND IN THE BT FAMILY OF FUNDS, you can:

o     Mail an account application with a check,

o     Wire money into your account,

o Open an account by exchanging from another fund in the BT Family of Funds, or

o     Contact your Service Agent or Investment Professional.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Contact your Investment Professional or call BT Retirement Services Center at 1-800-730-1313 for more information and a retirement account application.

ADDITIONAL INFORMATION ABOUT BUYING SHARES

                            TO OPEN AN ACCOUNT        TO ADD TO AN ACCOUNT
BY WIRE                     Call the BT Service Center at   Call your Investment Professional
                            1-800-730-1313 to receive or wire additional investment to:
                            wire instructions for account
                            establishment.            ROUTING NO.:  021001033
                                                      ATTN:  Bankers Trust/IFTC Deposit
                                                      DDA NO.:  00-226-296
                                                      FBO: (Account name)
                                                           (Account number)
                            BT Investment Money Market Fund - 460

                                                      Specify the complete name
                                                      of the Fund of your
                                                      choice, and include your
                                                      account number and your
                                                      name.

BY PHONE                    Contact your Service Agent,     Contact your Service Agent,
                            Investment Professional, or call     Investment Professional, or call
                            BT's Service Center at          BT's Service Center at
                            1-800-730-1313. If you are an   1-800-730-1313. If you are an
                            existing shareholder, you may   existing shareholder, you may
                            exchange from another BT  exchange from another BT
                            account with the same     account with the same registration,
                            registration, including, name,  including, name, address, and address, and taxpayer ID number.taxpayer ID number.

BY MAIL                     Complete and sign the account   Make your check payable to the
                            application.  Make your check   complete name of the Fund of your
                            payable to the complete name of choice. Indicate your Fund account the Fund of your choice.  Mail  number on your check and mail to to the appropriate addressthe address printed on your
                            indicated on the application.   account statement.



HOW TO SELL SHARES

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. Your shares shall be sold at the next NAV per share calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the Shareholder's Service Agent. Redemption requests for shares of the Fund received by the Service Agent and transmitted to the Transfer Agent prior to 2:00 p.m. (Eastern time) on each Valuation Day will be redeemed at the NAV per share as of 2:00 p.m. (Eastern time) and the redemption proceeds normally will be delivered to the shareholder's account with the Service Agent on that day; no dividend will be paid on the day of redemption. Redemption requests received by the Service Agent and transmitted to the Transfer Agent after 2:00 p.m. (Eastern time) on each Valuation Day and prior to the close of the NYSE will be redeemed at the NAV per share at the close of the NYSE and the redemption proceeds normally will be delivered to the shareholder's account with the Service Agent the next day, but in any event within seven calendar days following receipt of the request. Shares redeemed in this manner will receive the dividend declared on the day of redemption.

Another mutual fund investing in the Portfolio may accept redemption orders up until a time later than 2:00 p.m., Eastern time. Such orders, when transmitted to, and executed by the Portfolio, may have an impact on the Fund's performance. Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Shareholder Servicing Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. A Service Agent may on at least 30 days' notice involuntarily redeem a shareholder's account with the Fund having a balance below the minimum, but not if an account is below the minimum due to a change in market value. See "Minimum Investments" above for minimum balance amounts.

CHECKWRITING. Shareholders of the Fund may redeem shares by check. Checks may not be used to close an account. Shareholders will continue to earn dividends on shares to be redeemed until the check clears. Checks will be returned to shareholders at the end of the month. There is no charge for redemption of shares by check. Additional information regarding the checkwriting privilege may be obtained from a Service Agent.

TO SELL SHARES IN A RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other eligible funds in the BT Family of Funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the BT Service Center at 1-800-730-1313.

IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR NON-RETIREMENT ACCOUNT SHARES, leave at least $1,000 worth of shares in the account to keep it open.

TO SELL SHARES BY BANK WIRE you will need to sign up for these services in advance when completing your account application.

CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE to protect you and Bankers Trust from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

o     Your account registration has changed within the last 30 days,
o The check is being mailed to a different address than the one on your account (record address), o The check is being made payable to someone other than the account owner, o The redemption proceeds are being transferred to a BT account with a different registration, or o You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

ADDITIONAL INFORMATION ABOUT SELLING SHARES

BY WIRE - You must sign up for the wire feature before using it. To verify that it is in place, call 1-800-730-1313. Minimum wire: $1,000. Your wire redemption request must be received by the Transfer Agent before 4:00 p.m. Eastern time for money to be wired on the next business day.

IN WRITING - Write a signed "letter of instruction" with your name, the Fund's name and Fund's number, your Fund account number, the dollar amount or number of shares to be redeemed, and mail to one of the following addresses:

      BT Service Center
      P.O. Box 419210
      Kansas City, MO  64141-6210

Overnight mailings:

      BT Service Center
      210 West 10th Street, 8th Floor
      Kansas City, MO  64105-1716

For Trust accounts, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not on the account registration, provide a copy of the trust document certified within the last 60 days.

For a Business or Organization account, at least one person authorized by corporate resolution to act on the account must sign the letter.

Unless otherwise instructed, the Transfer Agent will send a check to the account address of record. The Trust reserves the right to close investor accounts via 30 day notice in writing if the Fund account balance falls below the Fund minimums.

INVESTOR SERVICES

BT Pyramid Mutual Funds provides a variety of services to help you manage your account.

INFORMATION SERVICES

Statements and reports that your Investment Professional or the Transfer Agent may send to you include the following:

o Confirmation statements (after every transaction that affects your account balance, including distributions or your account registration)

o     Account statements (monthly)

o     Financial reports (every six months)

To reduce expenses, only one copy of most financial reports will be mailed, even if you have more than one account in the Fund. Call your Investment Professional or the BT Service Center at 1-800-730-1313 if you need additional copies of financial reports.

EXCHANGE PRIVILEGE

Shareholders may exchange their shares for shares of certain other funds in the BT Family of Funds registered in their state. The Fund reserves the right to terminate or modify the exchange privilege in the future. To make an exchange, follow the procedures indicated in "How to Buy Shares" and "How to Sell Shares". Before making an exchange, please note the following:

o Call your Service Agent for information and a prospectus. Read the prospectus for relevant information.

o Complete and sign an application, taking care to register your new account in the same name, address, and taxpayer identification number as your existing account(s).

o Each exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Your Service Agent will send a written confirmation of each exchange transaction.

SYSTEMATIC PROGRAMS



TO MOVE MONEY FROM YOUR BANK ACCOUNT TO BT PYRAMID MUTUAL FUNDS



MINIMUM           MINIMUM        FREQUENCY             SETTING UP OR CHANGING
INITIAL           SUBSEQUENT

$1,000            $100           Monthly, bimonthly,   For a new account, complete the
                                 quarterly or semi-    appropriate section on the
                                 annually              application.

                                                       For existing accounts,
                                                       call your Investment
                                                       Professional for an
                                                       application. To change
                                                       the amount or frequency
                                                       of your investment,
                                                       contact your Investment
                                                       Professional directly or
                                                       call 1-800-730-1313. Call
                                                       at least 10 business days
                                                       prior to your next
                                                       scheduled investment
                                                       date.






SYSTEMATIC WITHDRAWAL PROGRAM lets you set up periodic redemptions from your account.

MINIMUM           FREQUENCY                            SETTING UP OR CHANGING

$100              Monthly, quarterly, semi-annually    To establish, call your Investment
                  or annually                          Professional or call 1-800-730-1313
                                                       after your account is
                                                       open. The accounts from
                                                       which the withdrawals
                                                       will be processed must
                                                       have a minimum balance of
                                                       $10,000, other than
                                                       retirement accounts
                                                       subject to required
                                                       minimum
                                                       distributions.




TAX-SAVING RETIREMENT PLANS

Retirement plans offer significant tax savings and are available to individuals, partnerships, small businesses, corporations, nonprofit organizations and other institutions. Contact your Service Agent or Bankers Trust for further information. Bankers Trust can set up your new account in the Fund under a number of several tax-sheltered plans. These plans contain special tax advantages and let you invest for retirement while sheltering your investment income from current taxes. Minimums may differ from those listed elsewhere in the Prospectus.

o INDIVIDUAL RETIREMENT ACCOUNTS (IRAS): personal savings plans that offer tax advantages for individuals to set aside money for retirement and allow new contributions of $2,000 per tax year.

o ROLLOVER IRAS: tax-deferred retirement accounts that retain the special tax advantages of lump sum distributions from qualified retirement plans and transferred IRA accounts.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio determines its net income and realized capital gains, if any, on each Valuation Day and allocates all such income and gain pro rata among the Fund and the other investors in the Portfolio at the time of such determination. The Fund declares dividends from its net income daily and pays the dividends monthly. The Fund reserves the right to include realized short-term gains, if any, in any such daily dividends. Distributions of the Fund's pro rata share of the Portfolio's net realized long-term capital gains, if any, and any undistributed net realized short-term capital gains are normally declared and paid annually at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carryforwards. Unless a shareholder instructs the Fund to pay dividends or capital gains distributions in cash, dividends and distributions will automatically be reinvested at NAV in additional shares of the Fund.

The Fund intends to qualify as a regulated investment company, as defined in the Internal Revenue Code of 1986, as amended (the "Code"). Provided the Fund meets the requirements imposed by the Code, the Fund will not pay any Federal income or excise taxes. The Portfolio will also not be required to pay any Federal income or excise taxes. Dividends paid by the Fund from its taxable net investment income and distributions by the Fund of its net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. The Fund's dividends and distributions will not qualify for the dividends-received deduction for corporations. Statements as to the tax status of each shareholder's dividends and distributions, if any, are mailed annually. Each shareholder will also receive, if appropriate, various written notices after the end of the Fund's prior taxable year as to the Federal income tax status of his or her dividends and distributions which were received from the Fund during that year. Shareholders should consult their tax advisers to assess the consequences of investing in the Fund under state and local laws and to determine whether dividends paid by the Fund that represent interest derived from U.S. government obligations are exempt from any applicable state or local income taxes.

PERFORMANCE INFORMATION AND REPORTS

From time to time, the Trust may advertise "current yield" and/or "effective yield" for the Fund. All yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized" that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. The Trust may include this information in sales material and advertisements for the Fund.

Yield is a function of the quality, composition and maturity of the securities held by the Portfolio and operating expenses of the Fund and the Portfolio. In particular, the Fund's yield will rise and fall with short-term interest rates, which can change frequently and sharply. In periods of rising interest rates, the yield of the Fund will tend to be somewhat lower than prevailing market rates and in periods of declining interest rates the yield will tend to be somewhat higher. In addition, when interest rates are rising, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested by the Portfolio in instruments producing higher yields than the balance of the Portfolio's securities, thereby increasing the current yield of the Fund. In periods of falling interest rates, the opposite can be expected to occur. Accordingly, yields will fluctuate and do not necessarily indicate future results. While yield information may be useful in reviewing the performance of the Fund, it may not provide a basis for comparison with bank deposits, other fixed rate investments, or other investment companies that may use a different method of calculating yield. Any fees charged by Service Agents for processing purchase and/or redemption transactions will effectively reduce the yield for those shareholders.

From time to time, advertisements or reports to shareholders may compare the yield of the Fund to that of other mutual funds with similar investment objectives or to that of a particular index. The yield of the Fund might be compared with, for example, the IBC First Tier All Taxable Money Fund Average which is an average compiled by IBC Money Fund Report, a widely recognized, independent publication that monitors the performance of money market mutual funds. Similarly, the yield of the Fund might be compared with rankings prepared by Micropal Limited and/or Lipper Analytical Services, Inc., which are widely recognized, independent services that monitor the investment performance of mutual funds. The yield of the Fund might also be compared with the average yield reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan areas. Shareholders may make inquiries regarding the Fund, including current yield quotations and performance information, by contacting any Service Agent.

Shareholders will receive financial reports semi-annually that include the Portfolio's financial statements, including a listing of investment securities held by the Portfolio at those dates. Annual reports are audited by independent accountants.

MANAGEMENT OF THE TRUST AND PORTFOLIO

BOARD OF TRUSTEES

The affairs of the Trust and Portfolio are managed under the supervision of their respective Board of Trustees. By virtue of the responsibilities assumed by Bankers Trust, the administrator of the Trust and Portfolio, neither the Trust nor Portfolio require employees other than its executive officers. None of the executive officers of the Trust or Portfolio devotes full time to the affairs of the Trust or Portfolio.

The Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees") of the Trust or of the Portfolio, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest, up to and including creating separate boards of trustees, arising from the fact that several of the same individuals are trustees of the Trust and the Portfolio. For more information with respect to the Trustees of both the Trust and the Portfolio, see "Management of the Trust and Portfolios" in the SAI.

INVESTMENT ADVISER

The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio. The Portfolio has retained the services of Bankers Trust, as investment adviser.

BANKERS TRUST COMPANY AND ITS AFFILIATES

Bankers Trust Company, a New York banking corporation with principal offices at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, is a wholly owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. As of December 31, 1997, Bankers Trust Corporation was the seventh largest bank holding company in the United States with total assets of over $100 billion. Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 90 offices in more than 50 countries. Investment management is a core business of Bankers Trust, built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers, with over $300 billion in assets under management globally. Of that total, approximately $69.3 billion are in cash assets alone. This makes Bankers Trust one of the nation's leading managers of cash funds.

Bankers Trust has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. In the past, these clients have been serviced through separate account and commingled fund structures. Now, the BT Family of Funds brings Bankers Trust's extensive investment management expertise -- once available to only the largest institutions in the U.S. -- to individual investors. Bankers Trust's officers have had extensive experience in managing investment portfolios having objectives similar to those of the Portfolio.

Bankers Trust, subject to the supervision and direction of the Board of Trustees of the Portfolio, manages the Portfolio in accordance with the Portfolio's investment objective and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio. All orders for investment transactions on behalf of the Portfolio are placed by Bankers Trust with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents and customers of Bankers Trust.

Under its Investment Advisory Agreement, Bankers Trust receives a fee from the Portfolio, computed daily and paid monthly, at the annual rate of 0.15% of the average daily net assets of the Portfolio.

Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Trust and the Portfolio described in this prospectus and the SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations

ADMINISTRATOR

Under its Administration and Services Agreement with the Trust, Bankers Trust calculates the NAV per share of the Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. The Administration and Services Agreement provides for the Trust to pay Bankers Trust a fee, computed daily and paid monthly, at the annual rate of 0.30% of the average daily net assets of the Fund.

Under an Administration and Services Agreement with the Portfolio, Bankers Trust calculates the value of the assets of the Portfolio and generally assists the Board of Trustees of the Portfolio in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreement provides for the Portfolio to pay Bankers Trust a fee, computed daily and paid monthly, at the annual rate of 0.05% of the average daily net assets of the Portfolio. Under each Administration and Services Agreement, Bankers Trust may delegate one or more of its responsibilities to others, including Signature, at Bankers Trust's expense. For more information, see the SAI.

DISTRIBUTOR

     Edgewood Services, Inc. is the principal distributor for shares of the Fund. In addition, Edgewood and its affiliates provide the Trust with office facilities and currently provide administration and distribution services for other registered investment companies. The principal business address of Edgewood and its affiliates is Clearing Operations, P.O. Box 897, Pittsburgh, Pennsylvania 15230-0897.

SERVICE AGENT

All shareholders must be represented by a Service Agent. Bankers Trust acts as a Service Agent pursuant to its Administration and Services Agreement with the Trust and receives no additional compensation from the Fund for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by Bankers Trust from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreement with Bankers Trust, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

CUSTODIAN AND TRANSFER AGENT

Bankers Trust acts as Custodian of the assets of the Trust and the Portfolio and serves as the Transfer Agent for the Trust and the Portfolio under the Administration and Services Agreement with the Trust and the Portfolio.

ORGANIZATION OF THE TRUST

The Trust was organized on February 28, 1992 under the laws of the Commonwealth of Massachusetts. The Fund is a separate series of the Trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trust are offered through separate prospectuses. No series of shares has any preference over any other series.

The Trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of the Fund are not entitled to vote on Trust matters that do not affect the Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares.

The Portfolio, in which all the Assets of the Fund will be invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio.

Each series in the Trust will not be involved in any vote involving a Portfolio in which it does not invest its Assets. Shareholders of all of the series of the Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

EXPENSES OF THE FUND AND PORTFOLIO

The Fund bears its own expenses. Operating expenses for the Fund generally consist of all costs not specifically borne by Bankers Trust or Edgewood, including administration and services fees, fees for necessary professional services, amortization of organizational expenses, and costs associated with regulatory compliance and maintaining legal existence and shareholder relations. Bankers Trust and Edgewood have agreed to reimburse the Fund to the extent required by applicable state law for certain expenses that are described in the SAI. The Portfolio bears its own expenses. Operating expenses for the Portfolio generally consist of all costs not specifically borne by Bankers Trust or Edgewood, including investment advisory and administration and services fees, fees for necessary professional services, amortization of organizational expenses, the costs associated with regulatory compliance and maintaining legal existence and investor relations.

BT PYRAMID MUTUAL FUNDS

BT INVESTMENT MONEY MARKET FUND

INVESTMENT ADVISER OF EACH PORTFOLIO AND ADMINISTRATOR
BANKERS TRUST COMPANY
130 Liberty Street
(One Bankers Trust Plaza)
New York, NY  10006

DISTRIBUTOR
EDGEWOOD SERVICES, INC.
Clearing Operations
P.O. Box 897
Pittsburgh, PA  15230-0897

CUSTODIAN AND TRANSFER AGENT
BANKERS TRUST COMPANY
130 Liberty Street
(One Bankers Trust Plaza)
New York, NY  10006

INDEPENDENT ACCOUNTANTS
COOPERS & LYBRAND L.L.P.
1100 Main Street, Suite 900
Kansas City, MO  64105

COUNSEL
WILLKIE FARR & GALLAGHER
153 East 53rd Street
New York, NY  10022



No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statements of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.



Cusip #055847206
STA460300 (4/98)







                        STATEMENT OF ADDITIONAL INFORMATION
                               APRIL 30, 1998
BT PYRAMID MUTUAL FUNDS
o    BT INVESTMENT MONEY MARKET FUND

BT INSTITUTIONAL FUNDS
o    INSTITUTIONAL CASH MANAGEMENT FUND
o    INSTITUTIONAL CASH RESERVES
o    INSTITUTIONAL LIQUID ASSETS FUND
o    INSTITUTIONAL TREASURY MONEY FUND

BT Institutional Funds and BT Pyramid Mutual Funds (each a "Trust" and, collectively, the "Trusts"), are open-end management investment companies that offer investors a selection of investment portfolios, each having distinct investment objectives and policies. This Statement of Additional Information ("SAI") relates to the following investment portfolios (each a "Fund" and, collectively, the "Funds"), each of which seeks a high level of current income consistent with liquidity and the preservation of capital.

      BT INVESTMENT MONEY MARKET FUND--a diversified investment portfolio that seeks a high level of current income through investment in a portfolio of high quality money market instruments.

      INSTITUTIONAL CASH MANAGEMENT FUND--a diversified investment portfolio that seeks a high level of current income through investment in a portfolio of high quality money market instruments.

      INSTITUTIONAL CASH RESERVES--a diversified investment portfolio that seeks a high level of current income through investment in a portfolio of high quality money market instruments.

      INSTITUTIONAL LIQUID ASSETS FUND--a diversified investment portfolio that seeks a high level of current income through investment in a portfolio of high quality money market instruments.

      INSTITUTIONAL TREASURY MONEY FUND--a diversified investment portfolio that seeks a high level of current income through investment in a portfolio of direct obligations of the U.S. Treasury and repurchase agreements in respect of those obligations.

As described in the prospectuses, the Trusts seek to achieve the investment objectives of each Fund by investing all the investable assets of the Fund in a diversified open-end management investment company having the same investment objectives as such Fund. These investment companies are, respectively, Cash Management Portfolio, BT Investment Portfolios--Liquid Assets Portfolio ("Liquid Assets Portfolio"), and Treasury Money Portfolio (collectively, the "Portfolios").

Since the investment characteristics of each Fund will correspond directly to those of the respective Portfolio in which the Fund invests all of its assets, the following is a discussion of the various investments of and techniques employed by the Portfolios.

Shares of the Funds are sold by Edgewood Services, Inc. ("Edgewood"), the Trusts' distributor ("Distributor"), to clients and customers (including affiliates and correspondents) of Bankers Trust Company ("Bankers Trust"), the Portfolios' investment adviser ("Adviser"), and to clients and customers of other organizations.

The Trusts' prospectuses, which may be amended from time to time (each, a "Prospectus"), with respect to Institutional Cash Management Fund, Institutional Cash Reserves, Institutional Liquid Assets Fund, Institutional Treasury Fund and BT Investment Money Market Fund, are dated April 30, 1998. The Prospectuses provide the basic information investors should know before investing. This SAI, which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trusts and should be read in conjunction with the Prospectuses. You may request a copy of a prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at the telephone number listed below or by contacting any Service Agent. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Trusts' Prospectuses.

                              BANKERS TRUST COMPANY

             INVESTMENT ADVISER OF EACH PORTFOLIO AND ADMINISTRATOR

                             EDGEWOOD SERVICES, INC.

                                 DISTRIBUTOR

  5800 CORPORATE DRIVE PITTSBURGH, PENNSYLVANIA 15237-5829 1-800-368-4031

46


                                                TABLE OF CONTENTS

Investment Objectives and Policies.......................................1

Net Asset Value..........................................................8

Purchase and Redemption Information......................................9

Management of the Trusts and Portfolios..................................9

Organization of the Trusts..............................................15

Taxes...................................................................15

Performance Information.................................................16

Financial Statements....................................................17

Appendix................................................................18

                                        INVESTMENT OBJECTIVES AND POLICIES

Each Fund's Prospectus discusses the investment objective of the Fund and the policies to be employed to achieve those objectives by its corresponding Portfolio. This section contains supplemental information concerning the types of securities and other instruments in which the Portfolio may invest, the investment policies and portfolio strategies that the Portfolio may utilize and certain risks attendant to those investments, policies and strategies.

BANK OBLIGATIONS

For purposes of the Portfolios' investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of U.S. banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If Bankers Trust, acting under the supervision of the Board of Trustees, deems the instruments to present minimal credit risk, each Portfolio other than Treasury Money Portfolio may invest in obligations of foreign banks or foreign branches of U.S. banks which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of U.S. banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards that those applicable to domestic branches of U.S. banks.

COMMERCIAL PAPER

Commercial paper obligations in which the Portfolios may invest are short-term, unsecured negotiable promissory notes of U.S. or foreign corporations that at the time of purchase meet the rating criteria described in the Prospectuses. Investments in foreign commercial paper generally involve risks similar to those described above relating to obligations of foreign banks or foreign branches of U.S. banks.

U.S. GOVERNMENT OBLIGATIONS

The Portfolios may invest in direct obligations issued by the U.S. Treasury or, in the case of the Portfolios other than Treasury Money Portfolio, in obligations issued or guaranteed by the U.S. Treasury or by agencies or instrumentalities of the U.S. government ("U.S. Government Obligations"). Certain short-term U.S. Government Obligations, such as those issued by the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association are solely the obligations of the issuing entity but are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

Examples of the types of U.S. Government Obligations that the Portfolios may hold include, but are not limited to, in addition to those described above and direct U.S. Treasury obligations, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration.

LENDING OF PORTFOLIO SECURITIES

The Portfolios have the authority to lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Portfolio may increase its income by continuing to receive payments in respect of dividends and interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of a fee paid by the borrower when irrevocable letters of credit and U.S. Government Obligations are used as collateral. Each Portfolio will adhere to the following conditions whenever its securities are loaned: (i) the Portfolio must receive at least 100% collateral from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must substitute payments in respect of all dividends, interest or other distributions on the loaned securities; and (v) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must retain the right to terminate the loan and recall and vote the securities.

REVERSE REPURCHASE AGREEMENTS

The Portfolios may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Portfolio enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government Obligations or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by a Portfolio.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. To secure prices deemed advantageous at a particular time, each Portfolio may purchase securities on a when-issued or delayed delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made at the same time as the reciprocal delivery or payment by the other party to the transaction. A Portfolio will enter into when-issued or delayed delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Portfolios may include securities purchased on a "when, as, and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event.

Securities purchased on a when-issued or delayed delivery basis may expose a Portfolio to risk because the securities may experience fluctuations in value prior to their actual delivery. A Portfolio does not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Upon purchasing a security on a when-issued or delayed delivery basis, a Portfolio will segregate with the Portfolio's custodian liquid instruments in an amount at least equal to the when-issued or delayed delivery commitment.

ASSET-BACKED SECURITIES. The Cash Management Portfolio and Liquid Assets Portfolio may also invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets."

                                                YEAR 2000 MATTERS

Like other mutual funds, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by Bankers Trust and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Bankers Trust is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund nor can there be any assurance that the Year 2000 Problem will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies, generally.

                                                 RATING SERVICES

The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, Bankers Trust also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Portfolio to eliminate the obligation from its portfolio, but Bankers Trust will consider such an event in its determination of whether a Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in the Appendix to this SAI.

THE FOLLOWING FUNDAMENTAL INVESTMENT RESTRICTIONS AND NON-FUNDAMENTAL INVESTMENT OPERATING POLICIES HAVE BEEN ADOPTED BY THE TRUSTS, WITH RESPECT TO THE RESPECTIVE FUND, AND BY EACH RESPECTIVE PORTFOLIO. UNLESS AN INVESTMENT INSTRUMENT OR TECHNIQUE IS DESCRIBED IN THE RESPECTIVE PROSPECTUS OR ELSEWHERE HEREIN, THE RESPECTIVE FUND AND THE CORRESPONDING PORTFOLIO MAY NOT INVEST IN THAT INVESTMENT INSTRUMENT OR ENGAGE IN THAT INVESTMENT TECHNIQUE.

                                             INVESTMENT RESTRICTIONS

The investment restrictions below have been adopted by the Trusts with respect to each of the Funds and by the Portfolios as fundamental policies. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a "fundamental" policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, respectively, to which it relates, which is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a shareholder meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. The percentage limitations contained in the restrictions listed below apply at the time of the purchase of the securities. Whenever a Fund is requested to vote on a change in the investment restrictions of a Portfolio, a Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the shareholders. Fund shareholders who do not vote will not affect a Trust's votes at the Portfolio meeting. The percentage of a Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

           EACH PORTFOLIO (FUND) EXCEPT LIQUID ASSETS PORTFOLIO (FUND)

Under investment policies adopted by the Trusts, on behalf of each Fund, and by the Portfolios, each Fund and each Portfolio may not:

  1. Borrow money, except for temporary or emergency (not leveraging) purposes in an amount not exceeding 5% of the value of the Fund's or the Portfolio's total assets (including the amount borrowed), as the case may be, calculated in each case at the lower of cost or market.

  2. Pledge, hypothecate, mortgage or otherwise encumber more than 5% of the total assets of the Fund or the Portfolio, as the case may be, and only to secure borrowings for temporary or emergency purposes.

  3. Invest more than 5% of the total assets of the Fund or the Portfolio, as the case may be, in any one issuer (other than U.S. Government Obligations) or purchase more than 10% of any class of securities of any one issuer; provided, however, that (i) up to 25% of the assets of the Fund and the Portfolio may be invested without regard to this restriction; provided, however, that nothing in this investment restriction shall prevent a Trust from investing all or part of a Fund's assets in an open-end management investment company with substantially the same investment objectives as such Fund.

     4. Invest more than 25% of the total assets of the Fund or the Portfolio, as the case may be, in the securities of issuers in any single industry; provided that: (i) this limitation shall not apply to the purchase of U.S. Government Obligations; (ii) under normal market conditions more than 25% of the total assets of Institutional Cash Management Fund, Institutional Cash Reserves and BT Investment Money Market Fund (and Cash Management Portfolio) will be invested in obligations of foreign and U.S. Banks provided, however, that nothing in this investment restriction shall prevent a Trust from investing all or part of a Fund's Assets in an open-end management investment company with substantially the same investment objectives as such Fund.

 5. Make short sales of securities, maintain a short position or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

  6. Underwrite the securities issued by others (except to the extent the Fund or Portfolio may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of its portfolio securities) or knowingly purchase restricted securities, provided, however, that nothing in this investment restriction shall prevent a Trust from investing all of a Fund's Assets in an open-end management investment company with substantially the same investment objectives as such Fund.

  7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil, gas or mineral interests, but this shall not prevent the Fund or the Portfolio from investing in obligations secured by real estate or interests therein.

  8. Make loans to others, except through the purchase of qualified debt obligations, the entry into repurchase agreements and, with respect to Institutional Cash Management Fund, Institutional Cash Reserves, Institutional Treasury Money Fund and BT Investment Money Market Fund (Cash Management Portfolio and Treasury Money Portfolio), the lending of portfolio securities.

  9. Invest more than an aggregate of 10% of the net assets of the Fund or the Portfolio's, respectively, (taken, in each case, at current value) in (i) securities that cannot be readily resold to the public because of legal or contractual restrictions or because there are no market quotations readily available or (ii) other "illiquid" securities (including time deposits and repurchase agreements maturing in more than seven calendar days); provided, however, that nothing in this investment restriction shall prevent a Trust from investing all or part of a Fund's assets in an open-end management investment company with substantially the same investment objectives as such Fund.

 10. Purchase more than 10% of the voting securities of any issuer or invest in companies for the purpose of exercising control or management; provided, however, that nothing in this investment restriction shall prevent a Trust from investing all or part of a Fund's Assets in an open-end management investment company with substantially the same investment objectives as such Fund.

 11. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange; provided, however, that nothing in this investment restriction shall prevent a Trust from investing all or part of a Fund's Assets in an open-end management investment company with substantially the same investment objectives as such Fund.

 12. Issue any senior securities, except insofar as it may be deemed to have issued a senior security by reason of (i) entering into a reverse repurchase agreement or (ii) borrowing in accordance with terms described in the Prospectus and this SAI.

 13. Purchase or retain the securities of any issuer if any of the officers or trustees of the Fund or the Portfolio or its Adviser owns individually more than 1/2 of 1% of the securities of such issuer, and together such officers and directors own more than 5% of the securities of such issuer.

 14. Invest in warrants, except that the Fund or the Portfolio may invest in warrants if, as a result, the investments (valued in each case at the lower of cost or market) would not exceed 5% of the value of the net assets of the Fund or the Portfolio, as the case may be, of which not more than 2% of the net assets of the Fund or the Portfolio, as the case may be, may be invested in warrants not listed on a recognized domestic stock exchange. Warrants acquired by the Fund or the Portfolio as part of a unit or attached to securities at the time of acquisition are not subject to this limitation.

                                          LIQUID ASSETS PORTFOLIO (FUND)

As a matter of fundamental policy, the Portfolio (or Fund) may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):

     1.   Borrow money or mortgage or hypothecate assets of the Portfolio
          (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) total assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Additional Restrictions" below. (As an operating policy, the Portfolio may not engage in dollar roll transactions);

  2. Underwrite securities issued by other persons except insofar as the Portfolio (Trust or the Fund) may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security;

  3. Make loans to other persons except (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 20% of the Portfolio's (Fund's) total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

  4. Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Trust) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);

  5. Concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Portfolio's (Fund's) investment objective, up to 25% of its total assets may be invested in any one industry; and

  6. Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

Additional Restrictions. In order to comply with certain statutes and policies, each Portfolio (or Trust, on behalf of the Fund) will not as a matter of operating policy (except that no operating policy shall prevent a Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):

  (i) borrow money (including through dollar roll transactions) for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at cost), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its total assets;

 (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction;

(iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

 (iv) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

  (v) invest for the purpose of exercising control or management;

 (vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund) (unless permitted to do so by an exemptive order of the SEC); and, provided further, that the Portfolio shall not invest in any other open-end investment company unless the Portfolio (Fund) (1) waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment (as an operating policy, each Portfolio will not invest in another open-end registered investment company);

(vii) invest more than 15% of the Portfolio's (Fund's) total net (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which: (i) is not traded flat or in default as to interest or principal; and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Portfolio's (Fund's) Board of Trustees have determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Portfolio's (Fund's) Board of Trustees have determined that the commercial paper is equivalent quality and is liquid;

(viii)no more than 5% of the Portfolio's (Fund's) total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

 (ix) invest more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) in securities that are restricted as to resale under the 1933 Act (other than Rule 144A securities deemed liquid by the Portfolio's (Fund's) Board of Trustees);

  (x) with respect to 75% of the Portfolio's (Fund's) total assets, purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio (Fund) to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction; if the Portfolio (Fund) is a "diversified" fund with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S.
      government securities) of any one issuer;

(xii) purchase or retain in the Portfolio's (Fund's) portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Portfolio (Trust), or is an officer or partner of the Adviser, if after the purchase of the securities of such issuer for the Portfolio (Fund) one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

(xiii)invest more than 5% of the Portfolio's (Fund's) net assets in warrants (valued at the lower of cost or market) (other than warrants acquired by the Portfolio (Fund) as part of a unit or attached to securities at the time of purchase), but not more than 2% of the Portfolio's (Fund's) net assets may be invested in warrants not listed on the American Stock Exchange or the New York Stock Exchange, Inc.
      ("NYSE");

(xiv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's (Fund's) net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolio (Fund) has no current intention to engage in short selling).

Each Fund will comply with the state securities laws and regulations of all states in which it is registered. Each Portfolio will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the Fund, or any other registered investment company investing in the Portfolio, is registered.

                                                PORTFOLIO TURNOVER

Each Portfolio may attempt to increase yields by trading to take advantage of short-term market variations, which results in higher portfolio turnover. However, this policy does not result in higher brokerage commissions to the Portfolios as the purchases and sales of portfolio securities are usually effected as principal transactions. The Portfolios' turnover rates are not expected to have a material effect on their income and have been and are expected to be zero for regulatory reporting purposes.

                                              PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities and other financial instruments for a Portfolio are made by Bankers Trust, which also is responsible for placing these transactions, subject to the overall review of the Board of Trustees. Although investment requirements for each Portfolio are reviewed independently from those of the other accounts managed by Bankers Trust and those of the other Portfolios, investments of the type the Portfolios may make may also be made by these other accounts or Portfolios. When a Portfolio and one or more other Portfolios or accounts managed by Bankers Trust are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Bankers Trust to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by a Portfolio or the size of the position obtained or disposed of by a Portfolio.

Purchases and sales of securities on behalf of the Portfolios usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government Obligations are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Obligations may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere and principal transactions are not entered into with persons affiliated with the Portfolios except pursuant to exemptive rules or orders adopted by the Securities and Exchange Commission (the "SEC"). Under rules adopted by the SEC, broker-dealers may not execute transactions on the floor of any national securities exchange for the accounts of affiliated persons, but may effect transactions by transmitting orders for execution.

In selecting brokers or dealers to execute portfolio transactions on behalf of a Portfolio, Bankers Trust seeks the best overall terms available. In assessing the best overall terms available for any transaction, Bankers Trust will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Bankers Trust is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage, but not research, services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Portfolio involved, the other Portfolios and/or other accounts over which Bankers Trust or its affiliates exercise investment discretion. Bankers Trust's fees under its agreements with the Portfolios are not reduced by reason of its receiving brokerage services.

                                                 NET ASSET VALUE

The Prospectuses discuss the time(s) at which the net asset values ("NAV") of the Funds are determined for purposes of sales and redemptions. The NAV of a Fund's investment in a Portfolio is equal to the Fund's pro rata share of the total investment of the Fund and of the other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities. The following is a description of the procedures used by the Portfolios in valuing their assets.

The valuation of each Portfolio's securities is based on their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, generally without regard to the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument.

The Portfolios' use of the amortized cost method of valuing their securities is permitted by a rule adopted by the SEC. Under this rule, the Portfolios must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of two years or less (397 days or less with respect to Cash Management Portfolio (BT Investment Money Market Fund)) and invest only in securities determined by or under the supervision of the Board of Trustees to be of high quality with minimal credit risks.

Pursuant to the rule, the Board of Trustees of each Portfolio also has established procedures designed to allow investors in the Portfolio, such as the Trusts, to stabilize, to the extent reasonably possible, the investors' price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of each Portfolio's holdings by the Portfolio's Board of Trustees, at such intervals as it deems appropriate, to determine whether the value of the Portfolio's assets calculated by using available market quotations or market equivalents deviates from such valuation based on amortized cost.

The rule also provides that the extent of any deviation between the value of each Portfolio's assets based on available market quotations or market equivalents and such valuation based on amortized cost must be examined by the Portfolio's Board of Trustees. In the event the Portfolio's Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule, the respective Portfolio's Board of Trustees must cause the Portfolio to take such corrective action as such Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or valuing the Portfolio's assets by using available market quotations.

Each investor in a Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its NAV. At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the NAV of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate NAV of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of the following business day.

                                       PURCHASE AND REDEMPTION INFORMATION

The Trusts may suspend the right of redemption or postpone the date of payment for shares of the Funds during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

                                     MANAGEMENT OF THE TRUSTS AND PORTFOLIOS

Each Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds or Portfolios they represent. In addition, the Trustees review contractual arrangements with companies that provide services to the Funds/Portfolios and review the Funds' performance.

The Trustees and officers of the Trusts and the Portfolios, their birthdates and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each officer is 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829.

                                        TRUSTEES OF BT INSTITUTIONAL FUNDS

     CHARLES P. BIGGAR (birthdate: October 13, 1930) -- Trustee; Retired; Director of Chase/NBW Bank Advisory Board; Director, Batemen, Eichler, Hill Richards Inc.; formerly Vice President of International Business Machines and President of the National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

     RICHARD J. HERRING (birthdate: February 18, 1946) -- Trustee; Vice Dean and Director, Wharton Undergraduate Division, Professor, Finance Department, The Wharton School, University of Pennsylvania. His address is 3255 Roberts Road, Bryn Mawr, Pennsylvania 19010.

     BRUCE E. LANGTON (birthdate: May 10, 1931) -- Trustee; Retired; Director, Adela Investment Co. and University Patents, Inc.; formerly Assistant Treasurer of IBM Corporation (until 1986). His address is 99 Jordan Lane, Stamford, Connecticut 06903.

                       TRUSTEES OF BT PYRAMID MUTUAL FUNDS

     KELVIN J. LANCASTER (birthdate: December 10, 1924) -- Trustee; Professor, Department of Economics, Columbia University. His address is 35 Claremont Avenue, New York, New York 10027

     HARRY VAN BENSCHOTEN (birthdate: February 18, 1928) -- Trustee; retired (since 1987); Corporate Vice President, Newmont Mining Corporation (prior to
1987); Director, Canada Life Insurance Company of New York and Competitive Technologies, Inc., a public company listed on the American Stock Exchange. His address is 6581 Ridgewood Drive, Naples, Florida 33963.

     MARTIN J. GRUBER (birthdate: July 15, 1937) -- Trustee; Chairman of the Finance Department and Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964). His address is 229 S. Irving Street, Ridgewood, New Jersey 07450.

                           TRUSTEES OF THE PORTFOLIOS

     PHILIP SAUNDERS, JR. (birthdate: October 11, 1935) -- Trustee; Principal, Philip Saunders Associates (Consulting); former Director of Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; and Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.

     CHARLES P. BIGGAR (birthdate: October 13, 1930) -- Trustee; Retired; Director of Chase/NBW Bank Advisory Board; Director, Batemen, Eichler, Hill Richards Inc.; formerly Vice President of International Business Machines and President of the National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

S. LELAND DILL (birthdate: March 28, 1930) -- Trustee; Retired; Director, Coutts Group; Coutts (U.S.A.) International; Coutts Trust Holdings Ltd; Director, Zweig Series Trust; formerly Partner of KPMG Peat Marwick; Director, Vinters International Company Inc.; General Partner of Pemco (an investment company registered under the 1940 Act). His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

                      OFFICERS OF THE TRUST AND PORTFOLIOS

Unless otherwise specified, each officer listed below holds the same position with each Trust and Portfolio. RONALD M. PETNUCH (birthdate: February 27, 1960) -- President and Treasurer; Senior Vice President; Federated Services Company ("FSC"); formerly, Director of Proprietary Client Services, Federated Administrative Services ("FAS"), and Associate Corporate Counsel, Federated Investors ("FI").

     CHARLES L. DAVIS, JR. (birthdate: March 23, 1960) -- Vice President and Assistant Treasurer; Vice President, FAS.

JAY S. NEUMAN (birthdate: April 22, 1950) -- Secretary; Corporate Counsel, FI.

     Messrs. Petnuch, Davis, and Neuman also hold similar positions for other investment companies for which Edgewood or an affiliate serves as the principal underwriter.

No person who is an officer or director of Bankers Trust is an officer or Trustee of the Trusts or the Portfolios. No director, officer or employee of Edgewood or any of its affiliates will receive any compensation from the Trusts or any Portfolio for serving as an officer or Trustee of the Trusts or the Portfolios.



                                          TRUSTEE COMPENSATION TABLE

                              AGGREGATE                AGGREGATE
                              COMPENSATION             COMPENSATION             AGGREGATE           TOTAL COMPENSATION
NAME OF PERSON,               FROM BT                  FROM BT PYRAMID          COMPENSATION        FROM FUND COMPLEX
POSITION                      INSTITUTIONAL FUNDS*     MUTUAL FUNDS**           PORTFOLIOS+ PAID    TO TRUSTEES++

Martin J. Gruber,
Trustee of BT Pyramid         N/A                      $13,125                  N/A                 $27,500
Mutual Funds

Kelvin J. Lancaster,
Trustee of BT Pyramid         N/A                      $13,125                  N/A                 $27,500
Mutual Funds

Harry Van Benschoten,
Trustee of BT Pyramid         N/A                      $13,125                  N/A                 $27,500
Mutual Funds

Bruce E. Langton,
Trustee of BT Institutional   $13,750                  N/A                      N/A                 $27,500
Funds

Richard J. Herring,
Trustee of BT Institutional   $13,750                  N/A                      N/A                 $27,500
Funds

Charles P. Biggar,
Trustee of BT Institutional   $13,750                  N/A                      $8,967              $27,500
Funds and Portfolios

S. Leland Dill,
Trustee of Portfolios         N/A                      N/A                      $8,967              $27,500

Philip Saunders, Jr.,
Trustee of Portfolios         N/A                       N/A                     $8,967              $27,500




* The aggregate compensation is provided for the BT Institutional Funds which is comprised of 10 funds. Information is furnished for the Trust's fiscal year ended December 31, 1997.

**The aggregate compensation is provided for the BT Pyramid Mutual Funds which is comprised of 6 funds. Information is furnished for the Trust's fiscal year ended December 31, 1997.

+ The aggregate compensation is provided for the Cash Management Portfolio, Treasury Money Portfolio, and BT Investment Portfolios. Information is furnished for the Trust's fiscal year ended December 31, 1997.

++Aggregated information is furnished for the BT Family of Funds which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Short Intermediate US Government Securities Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio, and Capital Appreciation Portfolio. The compensation is provided for the calendar year ended December 31, 1997.

As of April 1, 1998, the following shareholders of record owned 5% or more of the outstanding Shares of the Cash Management Fund: First Deposit Master Trust, San Francisco, CA, owned approximately 151,767 Shares (8.14%); and Individual Small Group Demographic Pool, New York, NY, owned approximately 115,417 Shares (6.19%).

As of April 1, 1998, the following shareholders of record owned 5% or more of the outstanding Shares of the Cash Reserves Fund: Banc One Collection, Columbus, OH, owned approximately 622,588,794 Shares (26.55%); and Advanta, Wilmington, DE, owned approximately 351,004,356 Shares (14.97%).

As of April 1, 1998, there were no shareholders of record who owned 5% or more of the outstanding Shares of Liquid Assets Fund.

As of April 1, 1998, the following shareholder of record owned 5% or more of the outstanding Shares of Treasury Money Fund: APEX/AFS Escrow, New York, NY, owned approximately 298,684,545 Shares (14.70%).

As of April 1, 1998, the following shareholders of record owned 5% or more of the outstanding Shares of the BT Investment Money Market Fund: Bankers Trust Company as custodian for Texas Instruments Employees Universal Profit Sharing Plan, Jersey City, NJ, owned approximately 88,560,892 Shares (20.43%); Iroquois Gas Transmission, Shelton, CT, owned approximately 31,516,187 Shares (7.27%); and Peoples Bank, Bridgeport, CT, owned approximately 27,142,857 Shares (6.26%).

                                                INVESTMENT ADVISER

Under the terms of an investment advisory agreement (the "Advisory Agreement") between each Portfolio and Bankers Trust, the adviser manages each Portfolio subject to the supervision and direction of the Board of Trustees of the Portfolio. Bankers Trust will: (i) act in strict conformity with each Portfolio's Declaration of Trust, the 1940 Act and the Investment Advisors Act of 1940, as the same may from time to time be amended; (ii) manage each Portfolio in accordance with the Portfolio's and/or Fund's investment objectives, restrictions and policies, as stated herein and in the Prospectus;
(iii) make investment decisions for each Portfolio; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of each Portfolio.

Bankers Trust bears all expenses in connection with the performance of services under the Advisory Agreement. The Trusts and each Portfolio bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of each Trust or Portfolio who are not officers, directors or employees of Bankers Trust, Edgewood or any of their affiliates; SEC fees and state Blue Sky qualification fees, if any; administrative and services fees; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Trusts or the Portfolios; and any extraordinary expenses.

For the fiscal years ended December 31, 1997 1996, and 1995, Bankers Trust earned $6,544,181, $4,935,288, and $3,847,729, respectively, in compensation for investment advisory services provided to Cash Management Portfolio. During the same periods, Bankers Trust reimbursed $940,530, $761,230, and $578,251, respectively, to Cash Management Portfolio to cover expenses.

For the fiscal years ended December 31, 1997, 1996, the period ended December 31, 1995, Bankers Trust earned $3,616,531, $2,794,472, and $127,704, respectively, in compensation for investment advisory services provided to Liquid Assets Portfolio. During the same periods, Bankers Trust reimbursed $2,208,146, $3,187,013, and $178,381, respectively, to Liquid Assets Portfolio to cover expenses.

For the fiscal years ended December 31, 1997, 1996, and 1995, Bankers Trust earned $3,067,422, $2,787,544, and $1,764,890, respectively, in compensation for investment advisory services provided to Treasury Money Portfolio. During the same periods, Bankers Trust reimbursed $60,612, $60,530, and $69,965, respectively, to Treasury Money Portfolio to cover expenses.

Bankers Trust may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolios, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Bankers Trust has informed the Portfolios that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolios, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Portfolio is a customer of Bankers Trust, its parent or its subsidiaries or affiliates and, in dealing with its customers, Bankers Trust, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate.

                                                  ADMINISTRATOR

Under the administration and services agreements, Bankers Trust is obligated on a continuous basis to provide such administrative services as the respective Board of Trustees of each Trust and each Portfolio reasonably deems necessary for the proper administration of each Trust and each Portfolio. Bankers Trust will generally assist in all aspects of the Funds' and Portfolios' operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents of the Trusts or the Portfolios), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with each Trust's and each Portfolio's Declaration of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate the NAV, net income and realized capital gains or losses of a Trust; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others retained to supply services.

Pursuant to a sub-administration agreement (the "Sub-Administration Agreement") FSC performs such sub-administration duties for the Trusts and each Portfolio as from time to time may be agreed upon by Bankers Trust and FSC. The Sub-Administration Agreement provides that FSC will receive such compensation as from time to time may be agreed upon by FSC and Bankers Trust. All such compensation will be paid by Bankers Trust.

Bankers Trust has agreed that if in any fiscal year the aggregate expenses of any Fund and its respective Portfolio (including fees pursuant to the Advisory Agreement, but excluding interest, taxes, brokerage and, if permitted by the relevant state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, Bankers Trust will reimburse the Fund for the excess expense to the extent required by state law. As of the date of this SAI, the most restrictive annual expense limitation applicable to any Fund is 2.50% of the Fund's first $30 million of average annual net assets, 2.00% of the next $70 million of average annual net assets and 1.50% of the remaining average annual net assets.

For the fiscal years ended December 31, 1997, 1996, and 1995, Bankers Trust earned $931,345, $622,176, and $327,340, respectively, in compensation for administrative and other services provided to Institutional Cash Management Fund. During the same periods, Bankers Trust reimbursed $108,093, $280,146, and $129,230, respectively, to the Institutional Cash Management Fund to cover expenses.

For the fiscal years ended December 31, 1997, 1996, and 1995, Bankers Trust earned $960,114, $674,983, and $462,879, respectively in compensation for administrative and other services provided to the Institutional Cash Reserves. During the same periods, Bankers Trust reimbursed $1,170,710, $805,636, and $508,395, respectively to the Institutional Cash Reserves to cover expenses.

For the fiscal years ended December 31, 1997, 1996, and for the period from December 11, 1995 (commencement of operations) to December 31, 1995, Bankers Trust earned $1,202,275, $929,288 and $38,038 in compensation for administrative and other services provided to the Institutional Liquid Assets Fund. During the same periods, Bankers Trust reimbursed $67,932, $879,347, and $526,169, respectively to the Institutional Liquid Assets Fund to cover expenses.

For the fiscal years ended December 31, 1997, 1996, and 1995, Bankers Trust earned $819,884, $640,788, and $274,216, respectively, in compensation for administrative and other services provided to Institutional Treasury Money Fund. During the same periods, Bankers Trust reimbursed $356,801, $48,531, and $340,378, respectively, to Institutional Treasury Money Fund to cover expenses.

For the fiscal years ended December 31, 1997, 1996, and 1995, Bankers Trust earned $1,315,340, $1,648,203, and $2,418,113, respectively for administrative and other services provided to the BT Investment Money Market Fund. During the same periods, Bankers Trust reimbursed $656,718, $782,979, and $1,110,205, respectively, to the BT Investment Money Market Fund to cover expenses.

For the fiscal years ended December 31, 1997, 1996, and 1995, Bankers Trust earned compensation of $2,181,394, $1,645,096, and $1,282,576, respectively, for administrative and other services provided to the Cash Management Portfolio.

For the fiscal year ended December 31, 1997, 1996, and the period ended December 31, 1995, Bankers Trust earned compensation of $1,205,510, $931,490, and $42,568, respectively, for administrative and other services provided to the Liquid Assets Portfolio.

For the fiscal years ended December 31, 1997, 1996, and 1995, Bankers Trust earned compensation of $1,022,474, $929,181, and $588,297, respectively, for administrative and other services provided to the Treasury Money Portfolio.

                                           CUSTODIAN AND TRANSFER AGENT

Bankers Trust, 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, serves as custodian and transfer agent for the Trusts and as custodian for each Portfolio pursuant to the administration and services agreements discussed above. As custodian, Bankers Trust holds the Funds' and each Portfolio's assets. For such services, Bankers Trust receives monthly fees from each Fund and Portfolio, which are included in the administrative services fees discussed above. As transfer agent for each Trust, Bankers Trust maintains the shareholder account records for each Fund, handles certain communications between shareholders and each Trust and causes to be distributed any dividends and distributions payable by each Trust. Bankers Trust is also reimbursed by the Funds for its out-of-pocket expenses. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

                                                   USE OF NAME

The Trusts and Bankers Trust have agreed that the Trusts may use "BT" as part of their name for so long as Bankers Trust serves as Adviser. The Trusts have acknowledged that the term "BT" is used by and is a property right of certain subsidiaries of Bankers Trust and that those subsidiaries and/or Bankers Trust may at any time permit others to use that term.

The Trusts may be required, on 60 days' notice from Bankers Trust at any time, to abandon use of the acronym "BT" as part of their name. If this were to occur, the Trustees would select an appropriate new name for the Trusts, but there would be no other material effect on the Trusts, their shareholders or activities.

                                            BANKING REGULATORY MATTERS

Bankers Trust has been advised by its counsel that in its opinion Bankers Trust may perform the services for the Portfolios contemplated by the Advisory Agreements and other activities for the Trusts and the Portfolios described in the Prospectuses and this SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers Trust from continuing to perform those services for the Trusts or the Portfolios. If the circumstances described above should change, the Boards of Trustees would review each Trust's relationship with Bankers Trust and consider taking all actions necessary in the circumstances.

                                       COUNSEL AND INDEPENDENT ACCOUNTANTS

Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022-4669, serve as Counsel to the Trusts and from time to time provides certain legal services to Bankers Trust. Coopers & Lybrand L.L.P., 1100 Main Street, Suite 900, Kansas City, Missouri 64105 has been selected as Independent Accountants for the Trusts.

                                            ORGANIZATION OF THE TRUSTS

BT Institutional Funds was organized on March 26, 1990 as a series Trust. BT Pyramid Mutual Funds was organized on February 28, 1992. The shares of each series participate equally in the earnings, dividends and assets of the particular series. The Trusts may create and issue additional series of shares. Each Trust's Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a series. Each share represents an equal proportionate interest in a series with each other share. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held.

Shares of the Trusts do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

The Trusts are not required to hold annual meetings of shareholders but will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees without a meeting. Upon liquidation of a Fund, shareholders of that Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trusts. However, the Declarations of Trust disclaim shareholder liability for acts or obligations of the Trusts and require that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or a Trustee. The Declarations of Trust provide for indemnification from each Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trusts believe is remote. Upon payment of any liability incurred by a Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of each Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

Whenever a Trust is requested to vote on a matter pertaining to a Portfolio, the Trust will vote its shares without a meeting of shareholders of the respective Fund if the proposal is one, if which made with respect to a Fund, would not require the vote of shareholders of that Fund as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, a Trust will hold a meeting of shareholders of the respective Funds and, at the meeting of investors in a Portfolio, the Trust will cast all of its votes in the same proportion as the votes all its shares at the Portfolio meeting, other investors with a greater pro rata ownership of the Portfolio could have effective voting control of the operations of the Portfolio.

                                                      TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations.

As described above and in the Funds' Prospectuses, each Fund is designed to provide investors with current income. The Funds are not intended to constitute balanced investment programs and are not designed for investors seeking capital gains, maximum income or maximum tax-exempt income irrespective of fluctuations in principal.

Each Fund intends to qualify as a separate regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Provided that each Fund is a regulated investment company, each Fund will not be liable for Federal income taxes to the extent all of its taxable net investment income and net realized long- and short-term capital gains, if any, are distributed to its shareholders. Although each Trust expects the Funds to be relieved of all or substantially all Federal income taxes, depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located or in which they are otherwise deemed to be conducting business, that portion of a Fund's income which is treated as earned in any such state or locality could be subject to state and local tax. Any such taxes paid by a Fund would reduce the amount of income and gains available for distribution to its shareholders.

While each Fund does not expect to realize net long-term capital gains, any such gains realized will be distributed annually as described in the Funds' Prospectuses. Such distributions ("capital gain dividends"), if any, will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed by the Fund to shareholders after the close of the Fund's prior taxable year.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," then the shareholder may be subject to a 31% backup withholding tax with respect to (i) any taxable dividends and distributions and (ii) the proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is his or her social security number. The 31% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular Federal income tax liability.

                                             PERFORMANCE INFORMATION

From time to time a Fund may quote its performance in terms of "current yield," "effective yield" or "tax equivalent yield" in reports or other communications to shareholders or in advertising material.

The effective yield is an annualized yield based on a compounding of the unannualized base period return. These yields are each computed in accordance with a standard method prescribed by the rules of the SEC, by first determining the "net change in account value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period (the "beginning account value"). The net change in account value equals the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares. The unannualized "base period return" equals the net change in account value divided by the beginning account value. Realized gains or losses or changes in unrealized appreciation or depreciation are not taken into account in determining the net change in account value.

      The yields are then calculated as follows:

      Base Period Return      =     Net Change in Account Value
                              Beginning Account Value

      Current Yield           =     Base Period Return x 365/7

      Effective Yield         =     [(1 + Base Period Return)365/7] - 1

      Tax Equivalent Yield    =     Current  Yield

                                    (1 - Tax Rate)

The following table sets forth various measures of the performance for the indicated Funds for the seven days ended December 31, 1997.

        Institutional Institutional InstitutionalInstitutional BT Investment Cash Management Cash ReservesLiquid Assets Treasury Money Money Market
        Fund            Fund         Fund           Fund

 Current Yield 5.58%          5.63%         5.58%        5.42%          5.46%

 Effective Yield              5.74%         5.79%        5.72%  5.56% 5.61%

                                         ECONOMIC AND MARKET INFORMATION

Advertising and sales literature of a Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.

                             FINANCIAL STATEMENTS

The financial statements for each Fund and Portfolio for the period ended December 31, 1997, are incorporated herein by reference to the Annual Report to shareholders for each Fund dated December 31, 1997. A copy of a Fund's Annual Report may be obtained without charge by contacting the respective Fund.

                                                     APPENDIX

                                        DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF S&P'S CORPORATE BOND RATINGS:

AAA--Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH INVESTORS SERVICE'S CORPORATE BOND RATINGS:

AAA--Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA--Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

DESCRIPTION OF DUFF & PHELPS' CORPORATE BOND RATINGS:

     AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury Funds.

AA+, AA, AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

DESCRIPTION OF S&P'S MUNICIPAL BOND RATINGS:

AAA--Prime--These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds--In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds--Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA--High Grade--The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS:

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody's may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

DESCRIPTION OF S&P'S MUNICIPAL NOTE RATINGS:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS:

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS:

     F1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DUFF & PHELPS' COMMERCIAL PAPER RATINGS:

Duff 1+--Highest certainty of timely payment. Short term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk free U.S. Treasury short term obligations.

Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

T-1--The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

T-2--The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

T-3--The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

T-4--The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DESCRIPTION OF THOMSON BANKWATCH LONG-TERM RATINGS:

AAA--The highest category; indicates that the ability to repay principal and interest on a timely basis is extremely high.

AA--The second-highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A--The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated "a" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB--The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE

(ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

BB--While not investment grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B--Issues rated "B" show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

CCC--Issues rated "CCC" clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC--"CC" is applied to issues that are subordinate to other obligations rated "CCC" and are afforded less protection in the event of bankruptcy or reorganization.

D--Default

These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation "local currency".

RATINGS IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACED.

             INVESTMENT ADVISER OF EACH PORTFOLIO AND ADMINISTRATOR
                              BANKERS TRUST COMPANY

                                   DISTRIBUTOR
                             EDGEWOOD SERVICES, INC.

                          CUSTODIAN AND TRANSFER AGENT
                              BANKERS TRUST COMPANY

                             INDEPENDENT ACCOUNTANTS
                            COOPERS & LYBRAND L.L.P.

                                     COUNSEL
                            WILLKIE FARR & GALLAGHER

                                               --------------------

     No person has been authorized to give any information or to make any representations other than those contained in the Fund's Prospectus, its SAI or the Fund's official sales literature in connection with the offering of the Fund's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made. --------------------
    Cusip #055924104 Cusip #055924872 Cusip #055924864 Cusip #055924203 Cusip
#055847206 BT0440A (4/98)





PART C      OTHER INFORMATION

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements:
            Incorporated herein by reference to the Annual Report to shareholders of the Fund dated December 31, 1997, pursuant to Rule 411 under the Securities Act of 1933 (File Nos. 33-45973 and 811-6576).

      (b)   Exhibits:

      (l) (i) Declaration of Trust of the Trust; 5 (ii) Second Amended and Restated Designation of Series; 5 (iii) Third Amended and Restated Designation of Series; 5
            (iv)  Fourth Amended and Restated Establishment and
                  Designation of Series; 5
            (v)   Fifth Amended and Restated Establishment and
                  Designation of Series; 5
            (vi)  Sixth Amended and Restated Establishment and
                  Designation of Series; 6
            (vii) Seventh Amended and Restated Establishment and
                  Designation of Series; 6
            (viii) Eighth Amended and Restated Establishment and
                   Designation of Series; 8
      (2)   By-Laws of the Trust; 5
      (3)   Not Applicable
      (4)   Not Applicable
      (5)   (i)   Conformed Copy of Investment Advisory Agreement; 8
            (ii)  Copy of Exhibit A to Investment Advisory Agreement; 8
      (6)   (i)   Copy of Distributor's Contract; 8
            (ii) Conformed Copy of Exhibit A to the Distributor's Contract; 8
            (iii) Schedule A of Exhibit A to the Distributor's
                  Contract; 8
            (iv)  Exhibit B to the Distributor's Contract; 8
            (v) Schedule A of Exhibit B to the Distributor's Contract; 8 (vi) Copy of Schedule A of Exhibit B to the Distributor's
                  Contract; 12
      (7)   Not Applicable

-----------------------------------
+ All exhibits have been filed electronically.

5. Incorporated by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement as filed with the Commission on July 31, 1995.

6. Incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement as filed with the Commission on September 27, 1996.

8. Incorporated by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement as filed with the Commission on February 25, 1997.

12. Incorporated by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement as filed with the Commission on January 28, 1998.

      (8)         (i) Conformed copy of Custodian Agreement between the
                  Registrant and Bankers Trust Company; 11
            (ii)  Conformed copy of Amendment #1 to Exhibit A to the Custodian
                  Agreement between the Registrant and Bankers
                  Trust Company; 12
      (9)         Administration and Services Agreement; 3
            (i)   Exhibit D to the Administration and Services
                  Agreement; 10
            (ii)  Copy of Shareholder Services Plan for BT
                  PreservationPlus Fund; 10
            (iii) Conformed copy of Agreement to Provide Shareholder
                  Services for BT PreservationPlus Fund; 12
      (10)  Conformed Copy of Opinion and Consent of Kirkpatrick &
            Lockhart LLP, with respect to BT
            RetirementPlus Fund; 8
      (11) Conformed copies of Consents of Independent Accountants; + (12) Not Applicable
      (13)  Investment representation letters of initial shareholders of the Trust; 1
      (14)  Not Applicable
      (15) (i) Copy of Distribution and Service Plan; 9
            (ii)  Copy of Schedule of Fees under the Distribution and
                  Service Plan; 9
      (16)  Schedule for computation of Fund Performance; 1
      (17)  (i)   Copy of Financial Data Schedule, BT Investment Limited
                  Term U.S. Government
                  Securities Fund and BT Investment Equity Appreciation Fund;7
            (ii)  Copy of Financial Data Schedule, BT Investment Equity
                  500 Index Fund and BT
                  Investment Money Market Fund; +
            (iii) Copy of Financial Data Schedule, BT Institutional
                  Asset Management Fund; 11
            (iv)  Copy of Financial Data Schedule, BT Investment Limited
                  Term U.S. Government Securities Fund; 12
            (v)   Copy of Financial Data Schedule, BT Investment Equity
                  Appreciation Fund; 12
      (18)  (i)   Multiple Class Expense Allocation Plan Adopted
                  Pursuant of Rule 18f-3; 8
            (ii)  Revised Multiple Class Expense Allocation Plan Adopted
                  Pursuant to Rule 18f-3; 12
      (19) Conformed copies of Power of Attorney of Registrant 9
-----------------------------------
+ All exhibits have been filed electronically.

1. Incorporated by reference herein to Pre-Effective Amendment No. 1 to Registrant's Registration Statement as filed with the Commission on June 9, 1992.

3. Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement as filed with the Commission on April 30, 1993.

7. Incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement as filed with the Commission on January 30, 1997.

8. Incorporated by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement as filed with the Commission on February 25, 1997.

9. Incorporated by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement as filed with the Commission on March 17, 1997.

10. Incorporated by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement as filed with the Commission on June 26, 1997.

11. Incorporated by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement as filed with the Commission July 1, 1997.

12. Incorporated by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement as filed with the Commission on January 28, 1998

ITEM 25. Persons Controlled by or Under Common Control with Registrant:

      Not Applicable

ITEM 26. Number of Holders of Securities.

Title of Class                            Number of Record Holders
                                          as of March 31, 1997

BT Investment Money Market Fund                 447
BT Investment Limited Term U.S.
      Government Securities Fund                235
BT Investment Equity 500 Index Fund             1,510
BT Institutional Asset Management Fund          32
BT Investment Equity Appreciation Fund
            Advisor Class                       0
            Investment Class                    21
BT PreservationPlus Fund
            Investment Class Shares             2
            Institutional Class Shares          0
            Service Clas                        0
            Institutional Service Class         0


ITEM 27. Indemnification; 8

ITEM 28. Business and Other Connections of Investment Adviser:

     Bankers Trust serves as investment adviser to the Fund's Portfolio. Bankers Trust, a New York banking corporation, is a wholly owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of commercial banking and trust activities and is a major wholesale supplier of financial services to the international institutional market. To the knowledge of the Trust, none of the directors or officers of Bankers Trust, except those set forth below, is or has been at anytime during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with and engage in business for Bankers Trust New York Corporation. Set forth below are the names and principal businesses of the directors and officers of Bankers Trust who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature. These persons may be contacted c/o Bankers Trust Company, 130 Liberty Street, New York, New York 10006.

-----------------------------------

+ All exhibits have been filed electronically.

8. Incorporated by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement as filed with the Commission on February 25, 1997.

George B. Beitzel, International Business Machines Corporation, Old Orchard Road, Armonk, NY 10504. Director, Bankers Trust Company; Retired senior vice president and Director, International Business machines Corporation; Director, Computer Task Group; Director, Phillips Petroleum Company; Director, Caliber Systems, Inc. (formerly, Roadway Services Inc.); Director, Rohm and Haas Company; Director, TIG Holdings; Chairman emeritus of Amherst College; and Chairman of the Colonial Willimsburg Foundation.

Richard H. Daniel, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Vice chairman and chief financial officer, Bankers Trust Company and Bankers Trust New York Corporation; Beneficial owner, general partner, Daniel Brothers, Daniel Lingo & Assoc., Daniel Pelt & Assoc.; Beneficial owner, Rhea C. Daniel Trust.

Philip A. Griffiths, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Director, Institute for Advanced Study; Director, Bankers Trust Company; Chairman, Committee on Science, Engineering and Public Policy of the National Academies of Sciences and Engineering & the Institute of Medicine; and Chairman and member, Nominations Committee and Committee on Science and Engineering Indicators, National Science Board; Trustee, North Carolina School of Science and Mathematics and the Woodward Academy.

     William R. Howell, J.C. Penney Company, Inc., P.O. Box 10001, Plano, TX 75301-0001. Chairman Emeritus, J.C. Penney Company, Inc.; Director, Bankers Trust Company; Director, Exxon Corporation; Director, Halliburton Company; Director, Warner-Lambert Corporation; Director, The Williams Companies, Inc.; and Director, National Retail Federation.

Vernon E. Jordan, Jr., Akin, Gump, Strauss, Hauer & Feld, LLP, 1333 New Hampshire Ave., N.W., Washington, DC 20036. Senior Partner, Akin, Gump, Strauss, Hauer & Feld, LLP; Director, Bankers Trust Company; Director, American Express Company; Director, Dow-Jones, Inc.; Director, J.C. Penney Company, Inc.; Director, Revlon Group Incorporated; Director, Ryder System, Inc.; Director, Sara Lee Corporation; Director, Union Carbide Corporation; Director, Xerox Corporation; Trustee, Brookings Institution; Trustee, The Ford Foundation; and Trustee, Howard University.

David Marshall, 130 Liberty Street, New York, New York 10006. Chief Information Officer and Executive Vice President, Bankers Trust New York Corporation; Senior Managing Director, Bankers Trust Company.

     Hamish Maxwell, Philip Morris Companies Inc., 120 Park Avenue, New York, NY 10006. Retired Chairman and Chief Executive Officer, Philip Morris Companies Inc.; Director, Bankers Trust Company; Director, The News Corporation Limited; Director, Sola International Inc.; and Chairman, WWP Group pic.

Frank N. Newman, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Chairman of the Board, Chief Executive Officer and President, Bankers Trust New York Corporation and Bankers Trust Company; Director, Bankers Trust Company; Director, Dow-Jones, Inc.; and Director, Carnegie Hall.

     N.J. Nicholas Jr., 745 Fifth Avenue, New York, NY 10020. Director, Bankers Trust Company; Director, Boston Scientific Corporation; and Director, Xerox Corporation.

Russell E. Palmer, The Palmer Group, 3600 Market Street, Suite 530, Philadelphia, PA 19104. Chairman and Chief Executive Officer of The Palmer Group; Director, Bankers Trust Company; Director, Allied-Signal Inc.; Director, Federal Home Loan Mortgage Corporation; Director, GTE Corporation; Director, The May Department Stores Company; Director, Safeguard Scientifics, Inc.; and Trustee, University of Pennsylvania.

Donald L. Staheli, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Chairman of the Board and Chief Executive Officer, Continental Grain Company; Director, Bankers Trust Company; Director, ContiFinancial Corporation; Director, Prudential Life Insurance Company of America; Director, Fresenius Medical Care, A.g.; Director, America-China Society; Director, National Committee on United States-China Relations; Director, New York City Partnership; Chairman, U.S.-China Business Council; Chairman, Council on Foreign Relations; Chairman, National Advisor Council of Brigham Young University's Marriott School of Management; Vice Chairman, The Points of Light Foundation; and Trustee, American Graduate School of International Management.

     Patricia Carry Stewart, c/o Office of the Secretary, 130 Liberty Street, New York, NY 10006. Director, Bankers Trust Company; Director, CVS Corporation; Director, Community Foundation for Palm Beach and Martin Counties; Trustee Emerita, Cornell University.

George J. Vojta, Bankers Trust Company, 130 Liberty Street, New York, NY 10006. Vice Chairman, Bankers Trust New York Corporation and Bankers Trust Company; Director, bankers Trust Company; Director; Alicorp S.A.; Director; Northwest Airlines; Director, Private Export Funding Corp.; Director, New York State Banking Board; Director, St. Lukes-Roosevelt Hospital Center; Partner, New York City Partnership; and Chairman, Wharton Financial Services Center.

Paul A. Volcker, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Director, Bankers Trust Company; Director, American Stock Exchange; Director, Nestle S.A.; Director, Prudential Insurance Company; Director, UAL Corporation; Chairman, Group of 30; North American Chairman, Trilateral Commission; Co-Chairman, Bretton Woods Committee; Co-Chairman, U.S./Hong Kong Economic Cooperation Committee; Director, American Council on Germany; Director, Aspen Institute; Director, Council on Foreign Relations; Director, The Japan Society; and Trustee, The American Assembly.

Melvin A. Yellin, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Senior Managing Director and General Counsel of Bankers Trust New York Corporation and Bankers Trust Company; Director, 1136 Tenants Corporation; and Director, ABA Securities Association.

Item 29.    Principal Underwriters:

         (a) Edgewood Services, Inc. the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies, including the Registrant: BT Advisor Funds, BT Institutional Funds, BT Investment Funds, BT Pyramid Mutual Funds, Excelsior Funds, Excelsior Funds, Inc., (formerly, UST Master Funds, Inc.), Excelsior Institutional Trust, Excelsior Tax-Exempt Funds, Inc. (formerly, UST Master Tax-Exempt Funds, Inc.), Deutsche Portfolios, FTI Funds, FundManager Portfolios, Great Plains Funds, Marketvest Funds, Marketvest Funds, Inc., Old Westbury Funds, Inc., Robertsons Stephens Investment Trust, WesMark Funds and WCT Funds.
            (b)

         (1)                           (2)                        (3)
Name and Principal            Positions and Offices         Positions and
                                                            Offices With
 Business Address                With Distributor            Registrant
Lawrence Caracciolo           Director, President,                --
Federated Investors Tower     Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

Arthur L. Cherry              Director,                           --
Federated Investors Tower     Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

J. Christopher Donahue        Director,                           --
Federated Investors Tower     Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

Ronald M. Petnuch             Vice President,                President
Federated Investors Tower     Edgewood Services, Inc.        and Treasurer
Pittsburgh, PA 15222-3779

Thomas P. Schmitt             Vice President,                     --
Federated Investors Tower     Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

Thomas P. Sholes              Vice President,                     --
Federated Investors Tower     Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

Ernest L. Linane              Assistant Vice President,           --
Federated Investors Tower     Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

S. Elliott Cohan              Secretary,                     Assistant
Federated Investors Tower     Edgewood Services, Inc.        Secretary
Pittsburgh, PA 15222-3779

Thomas J. Ward                Assistant Secretary,                --
Federated Investors Tower     Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

Kenneth W. Pegher, Jr.        Treasurer,                          --
Federated Investors Tower     Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

(c)   None

ITEM 30. Location of Accounts and Records:

BT Pyramid Mutual Funds       ......Federated Investors Tower
(Registrant)                  ......Pittsburgh, PA 15222-3779

Bankers Trust Company:        ......130 Liberty Street
                              ......New York, NY 10006
(Custodian, Investment Adviser
and Administrator)

Investors Fiduciary Trust Company: .127 West 10th Street,
(Transfer Agent and Dividend  ......Kansas City, MO 64105.
Disbursing Agent)

Edgewood Services, Inc.:      ......5800 Corporate Drive
(Distributor)                 ......Pittsburgh, PA 15237-5829

ITEM 31. Management Services:
            Not Applicable

ITEM 32. Undertakings

      The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the Act were applicable to the Registrant except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value or values of shares held by such requesting shareholders.

      If the information called for by Item 5A of Form N-lA is contained in the latest annual report to shareholders, the Registrant shall .furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

      Registrant hereby undertakes to file a post-effective amendment using financial statements, which need not be certified, within four to six months from the effective date of Registrant's Post- Effective Amendment No. 17.

                                                       SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, the Registrant, BT PYRAMID MUTUAL FUNDS certifies that it meets all of the requirements for effectiveness of this Amendment to its registration Statement pursuant to Rule 485(b) under the Securities act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and the Commonwealth of Pennsylvania on the 30th day of April, 1998.

                                                BT PYRAMID MUTUAL FUNDS

                                                 By: /s/ Jay S. Neuman
                                                      Jay S. Neuman, Secretary
                                                       April 30, 1998

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:


NAME                          TITLE.                  DATE

By:   /s/ Jay S. Neuman       Attorney in Fact        April 30, 1998
      Jay S. Neuman           For the Persons
      SECRETARY               Listed Below


/s/RONALD M. PETNUCH*         President and Treasurer
Ronald M. Petnuch             (Chief Executive Officer,
                              Principal Financial and Accounting
                              Officer)

/s/HARRY VAN BENSCHOTEN*      Trustee
Harry Van Benschoten

/s/MARTIN J. GRUBER*          Trustee
Martin J. Gruber

/s/ KELVIN J. LANCASTER*      Trustee
Kelvin J. Lancaster


* By Power of Attorney

      CASH MANAGEMENT PORTFOLIO has duly caused this Post-Effective amendment No. 20 to the Registration Statement on Form N-1A of BT Pyramid Mutual Funds to be signed on its behalf by the undersigned thereto authorized in the City of Pittsburgh and the Commonwealth of Pennsylvania on the 30th day of April, 1998.

                                               CASH MANAGEMENT PORTFOLIO

                                                 By: /s/ Jay S. Neuman
                                                      Jay S. Neuman, Secretary
                                                       April 30, 1998

     This Post-Effective amendment No. 20 to the Registration Statement has been signed below by the following persons in the capacity and on the date indicated:


NAME                          TITLE.                  DATE

By:   /s/ Jay S. Neuman       Attorney in Fact        April 30, 1998
      Jay S. Neuman           For the Persons
      SECRETARY               Listed Below


/s/RONALD M. PETNUCH*         President and Treasurer
Ronald M. Petnuch             (Chief Executive Officer,
                              Principal Financial and Accounting
                              Officer)

/s/CHARLES P. BIGGAR*         Trustee
Charles P. Biggar

/s/S. LELAND DILL*            Trustee
S. Leland Dill

/s/PHILIP SAUNDERS, JR.*      Trustee
Philip Saunders, Jr.

* By Power of Attorney

      EQUITY 500 INDEX PORTFOLIO has duly caused this Post-Effective amendment No. 20 to the Registration Statement on Form N-1A of BT Pyramid Mutual Funds to be signed on its behalf by the undersigned thereto authorized in the City of Pittsburgh and the Commonwealth of Pennsylvania on the 30th day of April, 1998.

                                               EQUITY 500 INDEX PORTFOLIO

                                                 By: /s/ Jay S. Neuman
                                                      Jay S. Neuman, Secretary
                                                     April 30, 1998

     This Post-Effective amendment No. 20 to the Registration Statement has been signed below by the following persons in the capacity and on the date indicated:


NAME                          TITLE.                  DATE

By:   /s/ Jay S. Neuman       Attorney in Fact        April 30, 1998
      Jay S. Neuman           For the Persons
      SECRETARY               Listed Below


/s/RONALD M. PETNUCH*         President and Treasurer
Ronald M. Petnuch             (Chief Executive Officer,
                              Principal Financial and Accounting
                              Officer)

/s/CHARLES P. BIGGAR*         Trustee
Charles P. Biggar

/s/S. LELAND DILL*            Trustee
S. Leland Dill

/s/PHILIP SAUNDERS, JR.*      Trustee
Philip Saunders, Jr.

* By Power of Attorney